Exhibit 10.4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

DISTRIBUTION AGREEMENT

BETWEEN

PENUMBRA, INC.

AND

MEDICO’S HIRATA INC.

THIS DISTRIBUTION AGREEMENT (“Agreement”) is made and entered into this 2nd day of August 2009 (the “Effective Date”), by and between Penumbra, Inc., a corporation organized under the laws of Delaware, USA, with offices at 1351 Harbor Bay Parkway, Alameda, California, USA (“Penumbra”), and Medico’s Hirata Inc. (“DISTRIBUTOR”), a corporation organized under the laws of Japan, with a registered office at 3-3-18 Dojima, Kita-Ku, Osaka, Japan.

WHEREAS, PENUMBRA is a medical device company that desires to engage a marketing and distribution associate in Distribution Countries (as defined below), on the terms and conditions below; and

WHEREAS, DISTRIBUTOR desires to be PENUMBRA’s exclusive marketing and distribution partner in Distribution Countries for the products described in Exhibit “A” and,

WHEREAS, the relationship between DISTRIBUTOR and PENUMBRA is that of buyer and seller, respectively;

NOW THEREFORE, in consideration of the mutual covenants and conditions herein contained, and intending to be legally bound hereby, the parties mutually agree as follows:

1. PRODUCTS, SCOPE AND TERRITORY.

(a) PENUMBRA hereby appoints DISTRIBUTOR on an exclusive basis as its distributor for the sale to purchasers in the territory comprised of Distribution Countries of all products (collectively, the “Product” or “Products”) described on Exhibit A. The Products will also include updates, improvements, product line extensions and replacements for Products or any components thereof. Products shall include future products only to the extent agreed upon by the parties. The parties shall amend Exhibit A from time to time to reflect additions to and deletions from the Products.

(b) Distribution Countries shall mean Japan. PENUMBRA may from time to time appoint DISTRIBUTOR as distributor for other territories acceptable to DISTRIBUTOR. In the event that PENUMBRA appoints DISTRIBUTOR as distributor for other territories, the parties shall document such appointment and any particular terms thereof by amending this Agreement.

(c) DISTRIBUTOR shall not engage in any advertising or promotional activities relating to the Products directed primarily to customers outside Distribution Countries. DISTRIBUTOR shall not solicit orders from any prospective purchaser located outside Distribution Countries. PENUMBRA shall not sell or supply Products to any end user in Distribution Countries or to any person or entity (other than DISTRIBUTOR) who PENUMBRA has reason to believe intends to resell such Products in Distribution Countries without agreement of DISTRIBUTOR. Each party shall immediately notify the other upon learning of any sales of Products by a third-party in Distribution Countries, other than DISTRIBUTOR’s approved sub-distributors.

(d) DISTRIBUTOR may appoint sub-distributors in a fashion typical of industry practice in the Territory, as long as each sub-distributor agrees to be bound by the terms of this Agreement. DISTRIBUTOR shall defend, indemnify and hold PENUMBRA harmless from and against all demands, actions, defense of actions, causes of action (whether judicial, administrative or otherwise), losses, claims, damages, judgments, fees, expenses (including without limitation attorneys’ fees, interest, penalties, investigative expenses and court costs) and liabilities, which PENUMBRA may incur in connection with the acts or omissions of any sub-distributor.

2. MARKETING APPROVAL IN DISTRIBUTION COUNTRIES

(a) DISTRIBUTOR acknowledges that prior to entering into this Agreement, PENUMBRA engaged ADMIS, Inc. (“ADMIS”) to assist PENUMBRA in obtaining product registrations and required permits, licenses and other approvals to market Products in the Distribution Countries. Following execution of this Agreement, PENUMBRA and DISTRIBUTOR may mutually agree that DISTRIBUTOR will assume from ADMIS the responsibility for obtaining product registrations and required permits, licenses and other approvals to market Products in Distribution Countries. PENUMBRA shall notify DISTRIBUTOR in writing the contents of the services which shall have been done by ADMIS on behalf of PENUMBRA. Following such mutual agreement, PENUMBRA will terminate its arrangement with ADMIS and DISTRIBUTOR will assume responsibility for obtaining, and will use all commercially reasonable efforts to obtain, in PENUMBRA’s name all product registrations and required permits, licenses, and other approvals necessary to market the Products in the Distribution Countries, and DISTRIBUTOR will use all commercially reasonable efforts to qualify as Designated Marketing Approval Holder (hereinafter called “DMAH”) and Sales Agent and to obtain and maintain all manufacturing and sales licenses necessary to permit DISTRIBUTOR to import the Products into the Distribution Countries and to sell them there (collectively, the “Approvals”). Specifically, DISTRIBUTOR will perform the following actions:

(i) cause its regulatory department/advisors/legal counsel to prepare all necessary applications for Approvals, including the designation of DISTRIBUTOR as DMAH of PENUMBRA for the distribution of the Products;

(ii) submit all such applications, including supporting data and materials;

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(iii) hire and retain employees satisfying the education and experience requirements necessary for DISTRIBUTOR to act as DMAH and to obtain and maintain sales and manufacturing licenses for the Products;

(iv) respond promptly to all inquiries and requests for information from the relevant governmental authorities; and

(v) keep PENUMBRA informed of the status of all applications for Approvals.

(b) Except as provided in Section 2 (c), PENUMBRA shall bear the out of pocket costs and expenses (including without limitation regulatory filing fees and amounts payable to third parties) that may be incurred by DISTRIBUTOR in connection with the actions to be performed by DISTRIBUTOR in order to (i) obtain the Approvals in the name of and on behalf of PENUMBRA described in Section 2(a) following termination of service by ADMIS, (ii) obtain the Approvals for commercialization and reimbursement, and (iii) conduct any post-market studies which may be required by regulatory authorities. PENUMBRA and DISTRIBUTOR shall each bear their respective internal costs for such matters; provided, however, that when the details of the internal costs necessary to obtain the Approvals become reasonably clear, if it appears reasonably likely that one party’s internal costs will result in a substantial and disproportionate financial burden on that party, the parties shall mutually consult and conclude a memorandum of agreement regarding the appropriate sharing of such internal costs. As used in this section, “internal costs” means items such as salaries of management and other employees, communication expenses and other overhead items normally included in “General and Administrative Expenses” in a financial statement.

(c) PENUMBRA shall be responsible for all payments and expenses incurred by or due ADMIS prior to the effective date of ADMIS’s termination. In addition, PENUMBRA, at its expense, will provide DISTRIBUTOR with all information, data, materials and Product samples necessary or useful to obtain Approvals including, without limitation, access to all information and materials developed by PENUMBRA in the course of its applications for regulatory approval from regulatory authorities. PENUMBRA shall appoint DISTRIBUTOR as DMAH for the Products.

(d) DISTRIBUTOR shall keep PENUMBRA informed regarding ongoing regulatory requirements in the Distribution Countries.

3. SUPPLY TERMS: PRICES AND PAYMENT.

(a) Forecasts. DISTRIBUTOR shall submit 90-day rolling, non-binding forecasts for PENUMBRA production planning purposes. Such forecasts shall not constitute a binding obligation upon DISTRIBUTOR.

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(b) Purchase Orders. DISTRIBUTOR shall order, and PENUMBRA shall supply Products pursuant to written purchase orders submitted by DISTRIBUTOR identifying the Products ordered. PENUMBRA will use commercially reasonable efforts to ship Products to DISTRIBUTOR on the date requested, but shall not be in breach of this Agreement in the event that that date is not met, provided Products are delivered within sixty (60) days of the date of the purchase order. If at any time PENUMBRA determines that it will not be able to ship Products by the date requested by DISTRIBUTOR, PENUMBRA shall immediately notify DISTRIBUTOR in writing of such delay. DISTRIBUTOR will use commercially reasonable efforts to place orders for Products in an even and regular fashion (e.g., monthly or quarterly) so as to allow for efficient production and warehousing by PENUMBRA.

(c) Delivery and Risk of Loss. Unless DISTRIBUTOR requests otherwise, PENUMBRA will deliver all Products ordered by DISTRIBUTOR within the time period specified in Section 3(b). PENUMBRA may choose the mode of shipment and carrier unless specified in the purchase order. DISTRIBUTOR shall purchase the Products from PENUMNBRA Ex-Works Alameda, CA. The risk of loss and damage to Products shall pass to DISTRIBUTOR upon the delivery of such Products to the carrier. All Products shall be packed for shipment and storage in the standard manner suitable for exporting at PENUMBRA’s expense, unless DISTRIBUTOR notifies PENUMBRA of special packaging requirements, in which event PENUMBRA shall use commercially reasonable efforts to satisfy such requirements and shall be entitled to charge DISTRIBUTOR for any additional costs incurred to satisfy such requirements.

(d) Inspection. DISTRIBUTOR will inspect all Products promptly upon receipt thereof for conformance with the Products’ specifications, to the extent determinable by reasonable inspection upon delivery. PENUMBRA will, at its election, either repair or replace defective Products returned by DISTRIBUTOR within thirty (30) days of receipt thereof by PENUMBRA, and its liability in this event shall be limited to such repair or replacement.

(e) Pricing. The prices to be paid by DISTRIBUTOR for Products shall be determined in writing by the parties from time to time by means of a fixed percentage of the current reimbursement prices, taking into account PENUMBRA’ s manufacturing costs, change of reimbursement prices, and competitive market situation in the Distribution Countries.

PENUMBRA will provide DISTRIBUTOR with a reasonable number of field sales samples of Products for demonstration purposes, at PENUMBRA’s cost of goods sold.

(f) Payments. All amounts due and payable with respect to Products delivered by PENUMBRA, in accordance with the preceding subsection, shall be paid in full by the end of the month following the month during shipment of product is made together with invoice. All such amounts shall be paid in US dollars (unless another currency is specified in Exhibit A under the column “Distribution Price”) by wire transfer, to such bank or account as PENUMBRA may from time to time designate in writing. Whenever any amount hereunder is due on a day that is not a day on which banks in the United States or Distribution Countries are open for business (a “Business Day”), such amount shall be paid on the next Business Day.

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(g) Taxes. All taxes applicable to the import, distribution or sale of Products in Distribution Countries will be paid by DISTRIBUTOR, with the exception of income or other taxes levied on PENUMBRA and measured by PENUMBRA’s gross or net income.

(h) Records. DISTRIBUTOR shall maintain records of shipment for implantable devices manufactured by PENUMBRA, containing the production lot/serial numbers, and the name and address of the consignee.

4. OTHER OBLIGATIONS OF DISTRIBUTOR. Promptly upon receipt of all necessary Approvals from the authorities and throughout the term of this Agreement, DISTRIBUTOR will use all commercially reasonable efforts to promote the sale of the Products in Distribution Countries. Specifically, DISTRIBUTOR shall:

(a) provide training and education to physicians, nurses and sales force, as well as to all approved sub-distributors, to adequately support PENUMBRA’s Products;

(b) maintain, at its own expense, a sufficient inventory of the Products and of replacement parts as well as a sufficient non-operative inventory (sample, demo) to fulfill DISTRIBUTOR’s forecasted demand for the Products in Distribution Countries;

(c) maintain adequate and experienced management and sales personnel meeting the educational and experience requirements of the Ministry of Health;

(d) dedicate sufficient product and project management, marketing and financial resources to pursue the market opportunities for the Products in Distribution Countries;

(e) in cooperation with PENUMBRA, translate into appropriate languages, at its own expense and liability, any promotional materials, user and technical manuals, or advertising and marketing information supplied at the discretion of PENUMBRA, which DISTRIBUTOR determines may be useful in the marketing of Products in the Distribution Countries. DISTRIBUTOR shall have a non-exclusive right to use all such materials during the term of this Agreement in connection with its activities pursuant to this Agreement; Distributor’s right to use such material shall expire on termination of this Agreement;

(f) advertise the Products in trade and other relevant publications;

(g) participate in appropriate trade shows;

(h) make sales calls on physicians;

(i) promptly notify PENUMBRA upon learning of any complaints about Products which are reported to, or required to be reported to applicable regulatory authorities using the PENUMBRA standard form; and

(j) comply in all respects with all laws applicable to DISTRIBUTOR’S business.

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

5. PENUMBRA’S OBLIGATIONS. In order to facilitate DISTRIBUTOR’S performance of its obligations under this Agreement, PENUMBRA at its own expense shall:

(a) provide DISTRIBUTOR with such marketing and technical assistance, promotional materials (in English), and Product samples as PENUMBRA may in its reasonable discretion consider necessary to assist with the promotion of the Products;

(b) provide training to DISTRIBUTOR’s personnel in connection with the marketing, sale, installation, maintenance and support of the Products; provided however, that such training shall be reasonably available and necessary to assist DISTRIBUTOR to market and distribute the Products and to perform its obligations under the Agreement;

(c) provide to DISTRIBUTOR reasonable notification of any improvements to or replacements for Products, and use commercially reasonable efforts to continue to supply the original Products until such time as such improvements or replacements are approved by the appropriate governmental authority and available for sale in Distribution Countries. PENUMBRA shall provide all information and additional components necessary to permit DISTRIBUTOR to modify its inventory in the event PENUMBRA announces a revised version of any Product, or any component thereof, at the sole discretion of and under the direction of PENUMBRA;

(d) provide such access and availability to its maintenance and support personnel to assist DISTRIBUTOR’s support personnel in providing maintenance and support services; provided however, such access shall be reasonably available and necessary to assist DISTRIBUTOR to market and distribute the Products and to perform its obligations under the terms of this Agreement;

(e) provide cooperation and assistance in the transfer of all Approvals held by the current distributor, if any; and,

(f) provide such continued information, cooperation and assistance as may be necessary to maintain Approvals and comply with applicable law in connection with the distribution of Products in Distribution Countries. Additionally, PENUMBRA shall notify DISTRIBUTOR in writing immediately upon learning of any adverse event or experience related to any Products and reportable to regulatory authorities.

6. PATENTS; TRADEMARKS

(a) The parties agree that the prosecution or maintenance of all PENUMBRA patents, trademarks and trade names relating to the Products is entirely PENUMBRA’s obligation. PENUMBRA shall, as appropriate, apply for or maintain patents for Products distributed, marketed or sold in Distribution Countries. DISTRIBUTOR acknowledges that PENUMBRA is the owner of the exclusive right, title and interest in and to the patents, trademarks and trade names relating to the Products.

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(b) During the term of this Agreement, PENUMBRA hereby grants DISTRIBUTOR a non-exclusive, fully-paid license to use the name “PENUMBRA” and a non-exclusive, fully-paid license to use other trade names, trademarks and service marks owned by PENUMBRA which are applicable to the Products (the “Marks”) in Distribution Countries solely for display or advertising purposes in connection with selling and distributing the Products in accordance with this Agreement. DISTRIBUTOR acknowledges that PENUMBRA is the owner of the exclusive right, title and interest in and to the Marks. DISTRIBUTOR has no permission to and will not adopt, use or register as trademark, trade name, business name, or corporate name or part thereof, whether during the term of this Agreement or after its termination, any word or symbol confusingly similar to any of the Marks.

In order to comply with PENUMBRA’s quality control standards, DISTRIBUTOR shall use the Marks in compliance with the laws of the Distribution Countries as the case may be, shall not modify any of the Marks and shall not use any Marks in connection with goods other than Products, except with the prior written consent of PENUMBRA.

(c) PENUMBRA shall, at its expense, indemnify, defend and hold DISTRIBUTOR, its subsidiaries and affiliates harmless against all costs and liabilities incurred in connection with any claim, action, suit, or proceeding maintaining that any patent, trademark or other intellectual property rights of any third-party are infringed or violated by the import, distribution or sale of Products in Distribution Countries, as provided in this Agreement. DISTRIBUTOR agrees to give PENUMBRA prompt written notice of any such claim, action, suit or proceeding of which DISTRIBUTOR becomes aware and PENUMBRA shall have absolute control of any defense in such matter. PENUMBRA shall keep DISTRIBUTOR regularly informed regarding such action, including providing DISTRIBUTOR with copies of legal filings pertaining thereto.

(d) If use, distribution or sale of any Product in Distribution Countries is enjoined, prohibited or prevented due to any third-party rights or claim of infringement, then PENUMBRA shall, at its expense:

(i)	procure a license for DISTRIBUTOR to continue selling the Products; or

(ii)	replace or modify the Products to render them non-infringing; or

(iii)	repurchase the Products purchased but not yet sold by DISTRIBUTOR and refund to DISTRIBUTOR the price it paid for the Products provided that the Products are in original package and not damaged.

7. WARRANTY; INDEMNIFICATION.

(a) PENUMBRA warrants that the Products, at the date of delivery to DISTRIBUTOR:

(i)	will meet the specifications set forth in catalog numbers referred to in Exhibit A;

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(ii)	will be free from defects in design, manufacture, materials, and workmanship;

(iii)	will be of merchantable quality and fit for the purpose for which they are intended; and

(iv)	will comply with all applicable laws in effect in the place of manufacture and in Distribution Countries, provided however, that DISTRIBUTOR notifies PENUMBRA upon becoming aware of any laws in Distribution Countries which would have an adverse effect on the PENUMBRA warranty.

PENUMBRA’S SOLE OBLIGATION UNDER THE FOREGOING WARRANTY SHALL BE, AT PENUMBRA’S SOLE ELECTION, TO EITHER REPLACE THE RELEVANT PRODUCT OR REFUND DISTRIBUTOR’S FULLY-LANDED PURCHASE PRICE FOR THE PRODUCT.

(b) PENUMBRA shall, at its expense, indemnify, defend and hold DISTRIBUTOR, its subsidiaries and affiliates harmless against all costs and liabilities incurred in connection with any third-party claim, action, suit, or proceeding alleging bodily injury (including death) or damage to personal property to the extent such claim arises out of or relates to any breach of a warranty made by PENUMBRA regarding the Products or any negligent or reckless act or omission or willful misconduct by PENUMBRA or any of its employees or agents. DISTRIBUTOR agrees to give PENUMBRA prompt written notice of any such claim, action, suit or proceeding of which DISTRIBUTOR becomes aware and PENUMBRA shall have absolute control of any defense in such matter. PENUMBRA shall keep DISTRIBUTOR regularly informed regarding such action, including providing DISTRIBUTOR with copies of legal filings pertaining thereto.

(c) DISTRIBUTOR shall, at its expense, indemnify, defend and hold PENUMBRA harmless against all costs and liabilities incurred in connection with any third-party claim, action, suit, or proceeding arising out of any negligent or reckless act or omission or willful misconduct by DISTRIBUTOR or any of its employees or any improper use, negligent repair or alteration of a Product by DISTRIBUTOR. PENUMBRA agrees to give DISTRIBUTOR prompt written notice of any such claim, action, suit or proceeding of which PENUMBRA becomes aware and DISTRIBUTOR shall have absolute control of any defense in such matter. DISTRIBUTOR shall keep PENUMBRA regularly informed regarding such action, including providing PENUMBRA with copies of legal filings pertaining thereto.

8. TERMINATION.

(a) The term of the Agreement will be five (5) years after the Approvals have been obtained.

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(b) Upon the occurrence of a material breach or default of this Agreement by either party, this Agreement may be terminated by the non-breaching party by giving ninety (90) days written notice of termination to the breaching party, unless the breaching party cures such material breach or default or, using commercially reasonable efforts, commences a cure of any material breach or default which cannot be fully cured within such ninety (90)-day period and thereafter diligently pursues such cure.

(c) PENUMBRA agrees to fill all purchase orders received by DISTRIBUTOR prior to the date of termination or expiration.

(d) PENUMBRA shall have the right to terminate this Agreement immediately without notice on the bankruptcy, insolvency, dissolution, assignment for the benefit of creditors, appointment of a trustee or receiver with respect to the assets of, liquidation of or similar event with respect to DISTRIBUTOR.

(e) Notwithstanding anything else in this Agreement to the contrary, the parties agree that Sections 6(b), 6(c), 7, 8(e), 9, 14 and 15 shall survive the termination or expiration of this Agreement, as the case may be, to the extent required thereby for the full observation and performance by any or all of the parties hereto.

(f) Upon expiration or other termination of this Agreement:

(i) DISTRIBUTOR shall pay to PENUMBRA all amounts that are payable by DISTRIBUTOR to PENUMBRA under this Agreement less any such amounts payable on the grounds of a dispute arising out of this Agreement against any claim or damages sought by DISTRIBUTOR;

(ii) Each party shall return to the other all of the Proprietary Information of the other party in the possession or under the control of the receiving party, together with a statement signed by an authorized representative of the party to the effect that all Proprietary Information has been returned to the party; and

(iii) DISTRIBUTOR shall cease using any of the Marks and shall return to PENUMBRA all materials supplied to DISTRIBUTOR by PENUMBRA that contain any of the Marks.

9. REPURCHASE OF INVENTORY.

(a) Within thirty (30) days after termination or expiration of this Agreement, PENUMBRA and DISTRIBUTOR shall mutually elect in writing to either:

(i)	permit DISTRIBUTOR to sell off its remaining inventory of Products; provided however, that DISTRIBUTOR shall comply with all terms and conditions of this Agreement restricting such reselling activities in effect immediately prior to termination or expiration; or

(ii)	permit PENUMBRA to repurchase DISTRIBUTOR’s inventory of Products which are: salable; in the original packages; and, are unaltered from their original form and design (excluding the labels mounted on Products following the regulatory requirements) (except as provided in section 5(c));

and if the parties are unable to agree, PENUMBRA shall make the election.

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

In the event that this Agreement is terminated due to a material breach or default by either PENUMBRA or DISTRIBUTOR then the repurchase options outlined in this section 9(a) will be at the sole discretion of the party not in breach of the Agreement.

(b) Any such repurchase of DISTRIBUTOR’s inventory of Products shall be at the price paid by DISTRIBUTOR for such Products. Repurchased inventory shall be shipped according to PENUMBRA’S instructions, at PENUMBRA’S expense. PENUMBRA shall pay DISTRIBUTOR for such repurchased Products within thirty (30) days after the date of shipment (B/L Date) thereof by DISTRIBUTOR.

10. MODIFICATION.

No modification or change may be made in this Agreement except by written instrument duly signed by a duly authorized representative of DISTRIBUTOR and by a duly authorized representative of PENUMBRA.

11. ASSIGNMENT.

This Agreement and the rights and obligations hereunder may not be assigned, delegated or transferred by either party without the prior written consent of the other party. Participation of a party in an Acquisition Transaction (as defined below) pursuant to which the owners of a majority of the outstanding voting stock or other ownership interests of such party immediately prior to the consummation of the Acquisition Transaction do not own at least a majority of the outstanding voting stock or other ownership interests of such party immediately after the consummation of the Acquisition Transaction shall constitute an assignment within the meaning of this Section. Notwithstanding the foregoing, PENUMBRA may assign its rights and obligations under the terms of this Agreement in connection with an Acquisition Transaction in which the successor entity assumes all rights and obligations under this Agreement. This Agreement shall bind and inure to the benefit of all successors and permitted assigns of each party. Furthermore, any Acquisition Transaction involving PENUMBRA may only be consummated if the surviving or resulting entity in such Acquisition Transaction shall effectively assume all of the rights and obligations of such party under this Agreement. For purposes of this

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

section, an “Acquisition Transaction” shall mean a merger or consolidation of a party with or into any other entity, including a reverse triangular merger involving such party, a sale of all or substantially all of the assets or business of such party, or a similar transaction, or a sale of the business unit to which this Agreement relates, or sale of at least a majority of the outstanding voting stock or other ownership interests of such party.

12. NOTICE.

All notices given under this Agreement shall be in writing and shall be addressed to the parties at their respective addresses set forth below:

IF TO DISTRIBUTOR,

Mr. Y. Sato

Medico’s Hirata Inc.

3-4-3 Edobori, Nishi-ku, Osaka, Japan

Fax: 81-6-6445-2458

IF TO PENUMBRA:

Mr. Robert Evans

PENUMBRA, Inc.

1351 Harbor Bay Parkway

Alameda CA 94502 USA

Fax: 510-814-8303

Either party may change its address or its telecopy number for purposes of this Agreement by giving the other party written notice of its new address or telecopy number. Any such notice if given or made by registered or recorded delivery international air mail letter shall be deemed to have been received on the earlier of the date actually received and the date fifteen (15) calendar days after the same was posted (and in providing such it shall be sufficient to prove that the envelope containing the same was properly addressed and posted as aforesaid), if given or made by telecopy transmission shall be deemed to have been received at the time of dispatch, unless such date of deemed receipt is not a Business Day, in which case the date of deemed receipt shall be the next such succeeding Business Day, and if given by internationally recognized international package delivery service shall be deemed to have been received at the time of receipt.

13. WAIVER.

None of the conditions or provisions of this Agreement shall be held to have been waived by any act or knowledge on the part of either party, except by an instrument in writing signed by a duly authorized officer or representative of the parties. Further, the waiver by either party of

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

any right hereunder or the failure to enforce at any time any of the provisions of this Agreement, or any rights with respect thereto, shall not be deemed to be a waiver of any other rights hereunder or any breach or failure of performance of the other party.

14. RESOLUTION OF DISPUTES.

(a) In the event of any dispute, controversy or claim arising out of or relating to this Agreement or to a breach hereof, including its interpretation, performance or termination, the parties agree to commence a good faith discussion toward the resolution of such issues. If, after ninety (90) days, the parties are unable to reach a resolution, such issues shall be finally resolved by arbitration in San Francisco, California, U.S.A. in accordance with the Arbitration Rules of the American Arbitration Association if arbitration is invoked by DISTRIBUTOR, or in Tokyo, Japan in accordance with the Commercial Arbitration Rules of the Japan Commercial Arbitration Association if arbitration is invoked by PENUMBRA. The arbitration shall be conducted by one arbitrator mutually selected by the parties. If the parties cannot agree on an arbitrator, then there shall be three (3) arbitrators, one to be appointed by PENUMBRA, one to be appointed by DISTRIBUTOR and a third being nominated by the two arbitrators so selected or, if they cannot agree on a third arbitrator, by the Arbitration Association concerned.

(b) The decision of the arbitrators shall be binding upon the parties hereto, and the expense of the arbitration (including without limitation the award of attorneys’ fees to the prevailing party) shall be paid as the arbitrators determine. The decision of the arbitrators shall be executory, and judgment thereon may be entered by any court of competent jurisdiction.

15. CONFIDENTIALITY MAINTAINED.

(a) For purposes of this section, “Proprietary Information” shall mean any confidential or proprietary information provided to one party by the other, orally or in written or electronic form, including but not limited to technical information concerning Products, customer lists, sales figures, cost or pricing information and marketing materials. (provided that DISTRIBUTOR is not obligated to provide to PENUMBRA such information as its customer lists, sales, figures, cost or pricing information.) Each party shall disclose the other’s Proprietary Information only to those of its agents and employees to whom it is necessary in order properly to carry out their duties as limited by the terms and conditions hereof. Both during and for a three (3) year period after the term of this Agreement, all Proprietary Information of the other party shall be held in strict confidence by the receiving party and shall not be used or disclosed for any purpose other than performing the terms of this Agreement. Each party shall return documents, computer disks and other media containing the other’s Proprietary Information as soon as practicable after the termination or expiration of this Agreement or on demand by the party furnishing the information. All such Proprietary Information shall remain the exclusive property of the disclosing party during the term of this Agreement and thereafter. This section shall also apply to any agents, consultants or subcontractors that either party may engage in connection with its obligations under this Agreement, and to any authorized sub-distributors.

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(b) Notwithstanding anything contained in this Agreement to the contrary, neither party shall have the above obligations with respect to Proprietary Information if it:

(i)	was in the public domain at the time of disclosure without breach of this Agreement;

(ii)	was known to or contained in the records of the receiving party from a source other than the disclosing party at the time of disclosure and can be so demonstrated;

(iii)	becomes known to the receiving party from a source other than disclosing party without breach of this Agreement and can be so demonstrated; or

(iv)	was disclosed pursuant to court order or as otherwise compelled by law; provided however, the other party is notified of such proposed disclosure as soon as is reasonably possible and the disclosure is limited to the maximum extent reasonably possible.

16. ENTIRE AGREEMENT.

This Agreement supersedes and cancels any previous agreements or understandings, whether oral, written or implied, heretofore in effect and sets forth the entire agreement between PENUMBRA and DISTRIBUTOR with respect to the subject matter hereof.

17. INDEPENDENT CONTRACTOR.

Nothing herein contained shall be deemed to create an agency, joint venture or partnership relation between the parties hereto; the parties are independent contractors. It is understood and agreed that neither party is, by reason of this Agreement or anything herein contained, constituted or appointed the agent or representative of the other for any purpose.

18. FORCE MAJEURE.

(a) Save in respect of payments due under this Agreement, neither party shall be liable in damages, or shall be subject to termination of this Agreement by the other party, for any delay or default in performing any obligation hereunder if that delay or default is due to any cause beyond the reasonable control and without fault or negligence of that party; provided that in order to excuse its delay or default hereunder, a party shall notify the other of the occurrence or the cause, specifying the nature and particulars thereof and the expected duration thereof; and provided, further, that within fifteen (15) calendar days after the termination of such occurrence or cause, such party shall give notice to the other party specifying the date of termination thereof. All obligations of both parties shall return to being in full force and effect upon the termination of such occurrence or cause.

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(b) In the event that any delay or default in performing any obligation hereunder, as described in section 18(a), extends for ninety (90) days beyond the termination of the occurrence or cause then the parties shall meet to determine how to resolve such delay or default.

(c) If, after meeting for an additional ninety (90) days, the parties are unable to agree on how to resolve the delay or default then the party not invoking force majeure, as provided above, shall have the right to terminate the Agreement upon ninety (90) days written notice.

(d) For the purposes of this Section, a “cause beyond the reasonable control” of a party shall include, without limiting the generality of the phrase, any act of God, act of any government or other authority or statutory undertaking, act of terrorism, industrial dispute, fire, explosion, accident, power failure, flood, riot or war (declared or undeclared).

19. SEVERABILITY.

If any provision of this Agreement is declared invalid or unenforceable by a court having competent jurisdiction, it is mutually agreed that this Agreement shall endure except for the part declared invalid or unenforceable by order of such court. The parties shall consult and use their best efforts to agree upon a valid and enforceable provision which shall be a reasonable substitute for such invalid or unenforceable provision in light of the intent of this Agreement.

20. DEFINITION OF AFFILIATES.

For the purposes of this Agreement, “affiliates” shall mean all companies, natural persons, partnerships and other business entities controlled by, under common control with or controlling either party to this Agreement. Each party acknowledges that the other party may use affiliates to perform obligations under this Agreement.

21. REPRESENTATION BY PARTIES

Each of PENUMBRA and DISTRIBUTOR represents and warrants to the other party that it and all of its employees and or agents are fully authorized and able to enter into this Distribution Agreement and that the actions contemplated under this Distribution Agreement by each party and its employees or agents do not violate any existing agreement, employment contract, law, or other understanding.

IN WITNESS WHEREOF, the parties hereto have signed two (2) originals of this Agreement, each party holding one original.

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

MEDICO’S HIRATA INC.

By:	/s/ Masataka Hirata
Masataka Hirata
President
2009/Aug/07

PENUMBRA, INC.:

By:	/s/ Adam Elsesser	By:	/s/ James R. Pray
	Adam Elsesser		James R. Pray

	Chief Executive Officer		President
12 August 2009

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

EXHIBIT A

PRODUCTS AND PRODUCT SPECIFICATION/PRICING

Catalog Number	Description		Distribution Price (all prices in U.S. $)

	Reperfusion Catheters	(OD/ID/TL/WL)
PSC026	Reperfusion Catheter 026	2.8F/.026in/154cm/150cm
PSC032	Reperfusion Catheter 032	3.4F/.032in/154cm/150cm
PSC041	Reperfusion Catheter 041	4.1F/.041in/141cm/137cm

	Separator™	(OD/TL/WL)
PSS026	Separator 026	.022in/200cm/155cm
PSS032	Separator 032	.028in/200cm/155cm
PSS041	Separator 041	.035in/200cm/142cm

PST1	Aspiration Tubing (Sterile)

PAPS1	Non-Sterile Penumbra System Supplies
Pump-Canister Tubing (Non-sterile)
Pump Canister and Lid
Pump Filter

PAP220	Penumbra Aspiration Pump Starter Pack
220V/230V Penumbra Aspiration Pump

PAP110	Penumbra Aspiration Pump
110V Penumbra Aspiration Pump

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Catalog Number	Description	Working Length		Outer Diameter Proximal/ Distal	Inner Diameter	Wire Compatibility	Distributor Price (all prices in U.S.$))
$

Neuron Deliver Catheter:
PND6F11512	6F Neuron Deliver Catheter, 115/12 Straight	115 cm	12 cm	6F / 5F	.053”	.035/.038”
PND6F11512M	6F Neuron Deliver Catheter 115/12 MP	115 cm	12 cm	6F / 5F	.053”	.035/.038”
PND6F1156	6F Neuron Deliver Catheter 115/6 Straight	115 cm	6 cm	6F / 5F	.053”	.035/.038”
PND6F1156M	6F Neuron Deliver Catheter 115/6 MP	115 cm	6 cm	6F / 5F	.053”	.035/.038”
PND6F10512	6F Neuron Deliver Catheter 105/12 Straight	105 cm	12 cm	6F / 5F	.053”	.035/.038”
PND6F10512M	6F Neuron Deliver Catheter 105/12 MP	105 cm	12 cm	6F / 5F	.053”	.035/.038”
PND6F1056	6F Neuron Deliver Catheter 105/6 Straight	105 cm	6 cm	6F / 5F	.053”	.035/.038”
PND6F1056M	6F Neuron Deliver Catheter 105/6 MP	105 cm	6 cm	6F / 5F	.053”	.035/.038”

Neuron 6F 070 Delivery Catheter:
PND6F070956	6F 070 Neuron Delivery Catheter, 95/6 Straight	95 cm	6 cm	6F / 6F	.070”	.035/.038”
PND6F0700956M	6F 070 Neuron Delivery Catheter, 95/6 MP	95 cm	6 cm	6F / 6F	.070”	.035/.038”
PND6F0701058	6F 070 Neuron Deliver Catheter, 105/8 Straight	105 cm	8 cm	6F / 6F	.070”	.035/.038”
PND6F0701058M	6F 070 Neuron Deliver Catheter, 105/8 MP	105 cm	8 cm	6F / 6F	.070”	.035/.038”

Neuron Select Catheter:
PNS35F137H1	3.5F Neuron Select Catheter, 137 H1	137 cm	42 cm	3.5F / 3.5F	.022”	.018”
PNS35F137SIM	3.5F Neuron Select Catheter, 137 SIM	137 cm	42 cm	3.5F / 3.5F	.022”	.018”

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Wiring Instructions

____

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1

TO

DISTRIBUTION AGREEMENT

BETWEEN

PENUMBRA, INC.

AND

MEDICO’S HIRATA INC.

THIS AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT (“Agreement”) is made and entered into this 17th day of June 2010, by and between Penumbra, Inc., a corporation organized under the laws of Delaware, USA, with offices at 1351 Harbor Bay Parkway, Alameda, California, USA (“Penumbra”), and Medico’s Hirata Inc. (“DISTRIBUTOR”), a corporation organized under the laws of Japan, with a registered office at 3-3-18 Dojima, Kita-Ku, Osaka, Japan.

WHEREAS, PENUMBRA and DISTRIBUTOR have entered into a Distribution Agreement as of August 2, 2009 (the “Distribution Agreement”); and

WHEREAS, PENUMBRA and DISTRIBUTOR wish to amend the Distribution Agreement as provided herein; and,

WHEREAS, capitalized terms used herein and not defined herein shall have the respective meanings ascribed to them in the Distribution Agreement;

NOW THEREFORE, in consideration of the mutual covenants and conditions herein contained, and intending to be legally bound hereby, the parties mutually agree as follows:

1.	Amendment to Section 2(a). Section 2(a) of the Distribution Agreement is hereby amended to read as follows:

“DISTRIBUTOR acknowledges that prior to entering into this Agreement, PENUMBRA engaged ADMIS, Inc. (“ADMIS”) to assist PENUMBRA in obtaining product registrations and required permits, licenses and other approvals to market Products in the Distribution Countries. Following execution of this Agreement, PENUMBRA terminated its arrangement with ADMIS and DISTRIBUTOR assumed responsibility for obtaining, and will use all commercially reasonable efforts to obtain, in DISTRIBUTOR’s name all product registrations and required permits, licenses, and other approvals necessary to market the Products in the Distribution Countries (i.e., obtain a “Shonin” with respect to

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

the Products), and DISTRIBUTOR will use all commercially reasonable efforts to qualify as Marketing Approval Holder (hereinafter called “MAH”) and Sales Agent and to obtain and maintain all manufacturing and sales licenses necessary to permit DISTRIBUTOR to import the Products into the Distribution Countries and to sell them there (collectively, the “Approvals”). Specifically, DISTRIBUTOR will perform the following actions:

(i) cause its regulatory department/advisors/legal counsel to prepare all necessary applications for Approvals, including the designation of DISTRIBUTOR as holder of the Shonin and as MAH for the distribution of the Products;

(ii) submit all such applications, including supporting data and materials;

(iii) hire and retain employees satisfying the education and experience requirements necessary for DISTRIBUTOR to act as MAH and to obtain and maintain sales and manufacturing licenses for the Products;

(iv) respond promptly to all inquiries and requests for information from the relevant governmental authorities; and

(v) keep PENUMBRA informed of the status of all applications for Approvals.”

2.	Amendment to Section 2(b). Section 2(b) of the Distribution Agreement is hereby amended to read as follows:

“Except as provided in Section 2(c), DISTRIBUTOR shall bear the out of pocket costs and expenses (including without limitation regulatory filing fees and amounts payable to third parties) that may be incurred by DISTRIBUTOR in connection with the actions to be performed by DISTRIBUTOR in order to (i) obtain the Approvals in the name of and on behalf of DISTRIBUTOR described in Section 2(a), (ii) obtain the Approvals for commercialization and reimbursement, and (iii) conduct any post-market studies which may be required by regulatory authorities; provided, however, PENUMBRA shall bear one-half of any monies paid under any name by DISTRIBUTOR to hospitals, clinic, or doctors who cooperated with DISTRIBUTOR in its post market studies which may be required by the regulatory authorities. PENUMBRA shall pay one-half of such monies within one (1) month after PENUMBRA receives each invoice issued by DISTRIBUTOR. Each time DISTRIBUTOR issues an invoice, DISTRIBUTOR shall send to PENUMBRA the details of the payments made by DISTRIBUTOR, together with the pertinent evidence. DISTRIBUTOR shall provide to PENUMBRA at such time copies of the data in Japanese which may be obtained by such post market studies each time such invoice is issued by DISTRIBUTOR. PENUMBRA and DISTRIBUTOR shall each bear their respective internal costs for such matters enumerated in (i) (ii) (iii) above; provided, however, that when the details of the internal costs necessary to obtain the Approvals become reasonably clear, if it appears reasonably likely that one party’s internal costs will result in a substantial and disproportionate financial burden on that party, the parties shall mutually consult and conclude a memorandum of agreement

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

regarding the appropriate sharing of such internal costs. As used in this section, “internal costs” means items such as salaries of management and other employees, communication expenses and other overhead items normally included in “General and Administrative Expenses” in a financial statement.”

3.	Amendment to Section 8(a). Section 8(a) of the Distribution Agreement is hereby amended to read as follows:

“The initial term (the “Initial Term”) of the Agreement will be five (5) years after the Approvals have been obtained. On expiration of the Initial Term and of each successive Additional Term (as hereinafter defined), this Agreement shall be automatically extended for an additional term (each, an “Additional Term”) of one (1) year unless at least ninety (90) days prior to expiration of the Initial Term or the Additional Term then in effect, as the case may be, one party gives the other written notice of its intention to terminate this Agreement on expiration of such Initial Term or Additional Term.”

4.	Amendment to Section 8(f). Section 8(f) of the Distribution Agreement is hereby amended to read as follows:

Upon expiration or other termination of this Agreement:

(i) DISTRIBUTOR shall pay to PENUMBRA all amounts that are payable by DISTRIBUTOR to PENUMBRA under this Agreement less any such amounts payable on the grounds of a dispute arising out of this Agreement against any claim or damages sought by DISTRIBUTOR;

(ii) Each party shall return to the other all of the Proprietary Information of the other party in the possession or under the control of the receiving party, together with a statement signed by an authorized representative of the party to the effect that all Proprietary Information has been returned to the party;

(iii) DISTRIBUTOR shall cease using any of the Marks and shall return to PENUMBRA all materials supplied to DISTRIBUTOR by PENUMBRA that contain any of the Marks; and

(iv) DISTRIBUTOR shall co-operate with PENUMBRA in obtaining approvals to transfer, and transferring, the Approvals to such party as PENUMBRA shall designate.”

5.	Ratification and Approval. In all other respects, the Agreement is ratified, confirmed and approved.

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have signed this Agreement effective as of the date first set forth above.

MEDICO’S HARATA INC.		PENUMBRA, INC.

By:	/s/ Masataka Hirata	By:	/s/ Adam Elsesser

Masataka Hirata, President		Adam Elsesser, Chief Executive Officer

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 2 TO DISTRIBUTION AGREEMENT

BETWEEN

PENUMBRA, INC.

AND

MEDICO’S HIRATA INC.

THIS AMENDMENT NO. 2 TO DISTRIBUTION AGREEMENT (“Agreement”) is made and entered into this 16th day of September 2011 (the “Effective Date”), by and between Penumbra, Inc., a corporation organized under the laws of Delaware, USA, with offices at 1351 Harbor Bay Parkway, Alameda, California, USA (“Penumbra”), and Medico’s Hirata Inc. (“DISTRIBUTOR”), a corporation organized under the laws of Japan, with a registered office at 33-18 Dojima, Kita-Ku, Osaka, Japan.

WHEREAS, Penumbra and Distributor entered into a Distribution Agreement dated August 2, 2009, as amended by Amendment No. 1 thereto dated June 10, 2010 (the “Distribution Agreement”); and

WHEREAS, Penumbra and Distributor wish to amend the Distribution Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and intending to be legally bound hereby, the parties mutually agree as follows:

1.	Exhibit A to this Agreement replaces Exhibit A to the Distribution Agreement.

2.	Section 3(e) of the Distribution Agreement is hereby amended to read as follows:

“(e) Pricing. Until such time as reimbursement prices are determined and effective for the Products by the Japanese government, the prices to be paid by DISTRIBUTOR for the Penumbra Coil 400 Products shall be those set forth on Exhibit A. From and after the date that reimbursement prices are determined and effective for the Products by the Japanese government, the prices to be paid by DISTRIBUTOR for Products shall be determined by the parties from time to time by means of a fixed percentage of the current reimbursement prices, taking into account PENUMBRA’s manufacturing costs, change of reimbursement prices, and competitive market situation in the Distribution Countries. Exhibit A shall be amended from time to time to reflect such agreed pricing.

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

PENUMBRA will provide DISTRIBUTOR with a reasonable number of field sales samples of Products for demonstration purposes, at PENUMBRA’s cost of goods sold.”

3.	In all other respects, the Agreement is ratified, confirmed and approved.

[Signature Page Follows]

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement.

MEDICO’S HIRATA, INC.:

By:	/s/ Masataka Hirata

Title:	Masataka Hirata, President

PENUMBRA, INC.:

By:	/s/ James Pray

James Pray, President

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Exhibit A-Products and Pricing

Reperfusion Catheters

Catalog Number	Description	Specifications (OD/ID/Tl/WL)	Unit Price($)
PSC026	Reperfusion Catheter 026	2.8F/.026in/154cm/150cm	[***]
PSC032	Reperfusion Catheter 032	3.4F/.032in/154cm/150cm	[***]
PSC041	Reperfusion Catheter 041	4.1F/.041in/141cm/137cm	[***]
PSC054	Reperfusion Catheter 054	5.0F/.054in/136cm/132cm	[***]

SeparatorTM

Catalog Number	Description	Specifications (OD/TL/WL)	Unit Price ($)
PSS026	Separator 026	.022in/200cm/155cm	[***]
PSS032	Separator 032	.028in/200cm/155cm	[***]
PSS041	Separator 041	.035in/200cm/142cm	[***]
PSS054	Separator 054	.045in/175cm/135cm	[***]

Aspiration Tubing

Catalog Number	Description	Unit Price ($)
PST1	Aspiration Tubing (Sterile)	[***]

Non-Sterile Penumbra System Supplies

Catalog Number	Description Unit Price($)	Unit Price ($)
PAPS1	Pump Canister Tubing, Pump Canister and Lid, Pump Filter	[***]

Penumbra Aspiration Pump

Catalog Number	Description	Unit Price($)
PAP110	110V Penumbra Aspiration Pump	[***]
PAP220	220V / 230V Penumbra Aspiration Pump	[***]

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Penumbra Coil™400 System

Complex Standard

Catalog	Description	Primary Diameter	Secondary Diameter	Total Length	Unit Price
4002C0306	Coil 400 Complex Standard, 3 mm x 6 cm	.020”	3mm	6cm
4002C0310	Coil 400 Complex Standard, 3 mm x 10 cm	.020”	3mm	10cm
4002C0408	Coil 400 Complex Standard, 4 mm x 8 cm	.020”	4mm	8cm
4002C0412	Coil 400 Complex Standard, 4 mm x 12 cm	.020”	4mm	12cm
4002C0506	Coil 400 Complex Standard, 5 mm x 6 cm	.020”	5mm	6mm
4002C0510	Coil 400 Complex Standard, 5mm x 10cm	.020”	5mm	10cm
4002C0610	Coil 400 Complex Standard, 6mm x 10cm	.020”	6mm	10cm
4002C0615	Coil 400 Complex Standard, 6mm x 15cm	.020”	6mm	15cm
4002C0710	Coil 400 Complex Standard, 7mm x 10cm	.020”	7mm	10cm
4002C0715	Coil 400 Complex Standard, 7 mm x 15 cm	.020”	7mm	15cm
4002C0720	Coil 400 Complex Standard, 7mm x 20cm	.020”	7mm	20cm
4002C0815	Coil 400 Complex Standard, 8 mm x 15 cm	020”	8mm	15cm
4002C0820	Coil 400 Complex Standard, 8mm x 20cm	.020”	8mm	20cm
4002C0830	Coil 400 Complex Standard, 8mm x 30cm	.020”	8mm	30cm
4002C0915	Coil 400 Complex Standard, 9 mm x 15 cm	.020”	9mm	15cm
4002C0925	Coil 400 Complex Standard, 9mm x 25cm	.020”	9mm	25cm
4002C0935	Coil 400 Complex Standard, 9mm x 35cm	.020”	9mm	3Scm
4002C1020	Coil 400 Complex Standard, 10 mm x 20 cm	.020”	10mm	20cm
4002C1030	Coil 400 Complex Standard, 10mm x 30cm	.020”	10mm	30cm
4002C1040	Coil 400 Complex Standard, 10mm x 40cm	.020”	10mm	40cm
4002C1135	Coil 400 Complex Standard, 11mm x 3Scm	.020”	11mm	35cm
4002C1145	Coil 400 Complex Standard, llmm x 45cm	.020”	11mm	45cm
4002C1235	Coil 400 Complex Standard, 12mm x 35cm	.020”	12mm	35cm
4002C1245	Coil 400 Complex Standard, 12mm x 4Scm	.020”	12mm	4Scm
4002C1335	Coil 400 Complex Standard, 13 mm x 35 cm	.020”	13mm	3Scm
4002C1348	Coil 400 Complex Standard, 13mm x 48cm	.020”	13mm	48cm
4002C1450	Coil 400 Complex Standard, 14mm x 50cm	.020”	14mm	50cm
4002C1557	Coil 400 Complex Standard, 15mm x 57cm	.020”	1Smm	57cm
4002C1660	Coil 400 Complex Standard, 16mm x 60cm	.020”	16mm	60cm
4002C1857	Coil 400 Complex Standard, 18mm x 57cm	.020”	18mm	57cm
4002C2060	Coil 400 Complex Standard, 20mm x 60cm	.020”	20mm	60cm
4002C2260	Coil 400 Complex Standard, 22mm x 60cm	.020”	22mm	60cm
4002C2457	Coil 400 Complex Standard, 24mm x 57cm	.020”	24mm	57cm

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Complex Soft

Catalog	Description	Primary Diameter	Secondary Diameter	Total Length	Unit Price
4004C0303	Coil 400 Complex Soft, 3 mm x 3cm	.020”	3mm	3cm
4004C0304	Coil 400 Complex Soft, 3 mm x 4cm	.020”	3mm	4cm
4004C0306	Coil 400 Complex Soft, 3 mm x 6cm	.020”	3mm	6cm
4004C0310	Coil 400 Complex Soft, 3 mm x 10cm	.020”	3mm	10cm
4004C0404	Coil 400 Complex Soft, 4 mm x 4 cm	.020”	4mm	4cm
4004C0406	Coil 400 Complex Soft, 4 mm x 6cm	.020”	4mm	6cm
4004C0408	Coil 400 Complex Soft, 4 mm x 8cm	.020”	4mm	8cm
4004C0412	Coil 400 Complex Soft, 4 mm x 12cm	.020”	4mm	12cm
4004C0509	Coil 400 Complex Soft, 5mm x 9cm	.020”	5mm	9cm
4004C0513	Coil 400 Complex Soft, 5mm x 13cm	.020”	5mm	13cm
4004C0610	Coil 400 Complex Soft, 6mm x 10cm	.020”	6mm	10cm
4004C0615	Coil 400 Complex Soft, 6mm x 15cm	.020”	6mm	15cm
4004C0620	Coil 400 Complex Soft, 6 mm x 20cm	.020”	6mm	20cm
4004C0710	Coil 400 Complex Soft, 7 mm x 10cm	.020”	7mm	10cm
4004C0715	Coil 400 Complex Soft, 7mm x 15cm	.020”	7mm	15cm
4004C0720	Coil 400 Complex Soft, 7mm x 20cm	.020”	7mm	20cm
4004C0815	Coil 400 Complex Soft, 8mm x 15cm	.020”	8mm	15cm
4004C0820	Coil 400 Complex Soft, 8mm x 20cm	.020”	8mm	20cm
4004C0925	Coil 400 Complex Soft, 9mm x 25cm	.020”	9mm	25cm
4004C0935	Coil 400 Complex Soft, 9 mm x 35 cm	.020”	9mm	35cm
4004C1020	Coil 400 Complex Soft, 10mm x 20cm	.020”	10mm	20cm
4004C1030	Coil 400 Complex Soft, 10mm x 30cm	.020”	10mm	30cm
4004C1040	Coil 400 Complex Soft, 10 mm x 40 cm	.020”	10mm	40cm
4004C1135	Coil 400 Complex Soft, 11mm x 35cm	.020”	11mm	35cm
4004C1145	Coil 400 Complex Soft, 11 mm x 45 cm	.020”	11mm	45cm
4004C1235	Coil 400 Complex Soft, 12mm x 35cm	.020”	12mm	35cm
4004C1245	Coil 400 Complex Soft, 12 mm x 45 cm	.020”	12mm	45cm
4004C1335	Coil 400 Complex Soft, 13mm x 35cm	.020”	13mm	35cm
4004C1348	Coil 400 Complex Soft, 13 mm x 48 cm	.020”	13mm	48mm
4004C1440	Coil 400 Complex Soft, 14mm x 40cm	.020”	14mm	40cm
4004C1545	Coil 400 Complex Soft, 15 mm x 45 cm	.020”	15mm	45cm
4004C1645	Coil 400 Complex Soft, 16mm x 45cm	.020”	16mm	45cm

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

J Soft

Catalog	Description	Primary Diameter	Total Length	Unit Price
4004J7	Coil 400 J, 7cm	.020”	7cm
4004J10	Coil 400 J, 10cm	.020”	10cm
4004J15	Coil 400 J, 15cm	.020”	15cm

Curve Extra Soft

Catalog	Description	Primary Diameter	Secondary Diameter	Total Length	Unit Price
4006U0201	Coil 400 Curve Extra Soft, 2mm x1lcm	.020”	2mm	1cm
4006U0202	Coil 400 Curve Extra Soft, 2mm x 2cm	.020”	2mm	2cm
4006U0203	Coil 400 Curve Extra Soft, 2mm x 3cm	.020”	2mm	3cm
4006U0204	Coil 400 Curve Extra Soft, 2mm x 4cm	.020”	2mm	4cm
4006U0302	Coil 400 Curve Extra Soft, 3mm x 2cm	.020”	3mm	2cm
4006U0303	Coil 400 Curve Extra Soft, 3mm x 3cm	.020”	3mm	3cm
4006U0304	Coil 400 Curve Extra Soft, 3mm x 4cm	.020”	3mm	4cm
4006U0305	Coil 400 Curve Extra Soft, 3mm x 5cm	.020”	3mm	5cm
4006U0306	Coil 400 Curve Extra Soft, 3mm x 6cm	.020”	3mm	6cm
4006U0308	Coil 400 Curve Extra Soft, 3mm x 8cm	.020”	3mm	8cm
4006U0310	Coil 400 Curve Extra Soft, 3 mm x 10 cm	.020”	3mm	10cm
4006U0404	Coil 400 Curve Extra Soft, 4mm x 4cm	.020”	4mm	4cm
4006U0406	Coil 400 Curve Extra Soft, 4mm x 6cm	.020”	4mm	6cm
4006U0408	Coil 400 Curve Extra Soft, 4mm x 8cm	.020”	4mm	8cm
4006U0410	Coil 400 Curve Extra Soft, 4 mm x 10 cm	.020”	4mm	10cm

Detachment Handle and Catheter

Catalog	Description	Unit Price
DHl	Coil Detachment Handle
DHS	Coil Detachment Handle – 5 Pack
PX40045	PX400,45°
PX40090	PX400, 90°
PX400J	PX400, J
PX400STR	PX400, Straight

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 3 TO DISTRIBUTION AGREEMENT

BETWEEN

PENUMBRA, INC.

AND

MEDICO’S HIRATA INC.

THIS AMENDMENT NO. 3 TO DISTRIBUTION AGREEMENT (“Agreement”) is made and entered into as of the 22nd day of August 2012 (the “Effective Date”), by and between Penumbra, Inc., a corporation organized under the laws of Delaware, USA, with offices at 1351 Harbor Bay Parkway, Alameda, California, USA (“Penumbra”), and Medico’s Hirata Inc. (“DISTRIBUTOR”), a corporation organized under the laws of Japan, with a registered office at 3-3-18 Dojima, Kita-Ku, Osaka, Japan.

WHEREAS, Penumbra and Distributor entered into a Distribution Agreement dated August 2, 2009, as amended by Amendment No. 1 thereto dated June 10, 2010, and Amendment No. 2 thereto dated September 16,2011 (the “Distribution Agreement”); and

WHEREAS, Penumbra and Distributor wish to amend the Distribution Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and intending to be legally bound hereby, the parties mutually agree as follows:

1.	Exhibit A to this Agreement replaces Exhibit A to the Distribution Agreement.

2.	Section 3(e) of the Distribution Agreement is hereby amended to read as follows:

“(e) Pricing. [***] and provided further that until such time as reimbursement prices are determined and effective for the Detachment Handle and Catheter Products listed on Exhibit A by the Japanese government, the prices to be paid by DISTRIBUTOR for those Products shall be those set forth on Exhibit A, and from and after the date that reimbursement prices are determined and effective for those Products by the Japanese government, the prices to be paid by DISTRIBUTOR for Products shall be determined by the parties from time to time by means of a fixed percentage of the current reimbursement prices, taking into account PENUMBRA’s manufacturing costs, change of reimbursement prices, and competitive market situation in the Distribution Countries. Exhibit A shall be amended from time to time to reflect such agreed pricing.

PENUMBRA will provide DISTRIBUTOR with a reasonable number of field sales samples of Products for demonstration purposes, at PENUMBRA’s cost of goods sold.”

3.	Section 3(g) of the Distribution Agreement is hereby amended to read as follows:

(f) Payments. All amounts due and payable with respect to Products delivered by PENUMBRA, in accordance with the preceding subsection, shall be paid in full by the end of

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

the month following the month during shipment of product is made together with invoice. All such amounts shall be paid in US dollars (unless another currency is specified in Exhibit A under the column “Unit Price”) by wire transfer, to such bank or account as PENUMBRA may from time to time designate in writing. Whenever any amount hereunder is due on a day that is not a day on which banks in the United States or Distribution Countries are open for business (a “Business Day”), such amount shall be paid on the next Business Day.

4.	In all other respects, the Agreement is ratified, confirmed and approved.

[Signature Page Follows]

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement.

PENUMBRA, INC.		MEDICO’S HIRATA, INC.

By:		By:

/s/ James Pray		/s/ Masataka Hirata

Name:	James Pray	Name:	Masataka Hirata

Title:	President	Title:	President

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Exhibit A – Products and Pricing

Reperfusion Catheters

Catalog Number	Description	Specifications (OD/ID/TL/WL)	Unit Price ($)
PSC026	Reperfusion Catheter 026	2.8F/.026in/154cm/150cm	[***]
PSC032	Reperfusion Catheter 032	3.4F/.032in/154cm/150cm	[***]
PSC041	Reperfusion Catheter 041	4.1F/.04in/141cm/137cm	[***]
PSC054	Reperfusion Catheter 054	5.0F/.054in/136cm/132cm	[***]

Separator™

Catalog Number	Description	Specifications (OD/TL/WL)	Unit Price ($)
PSS026	Separator 026	.022in/200cm/155cm	[***]
PSS032	Separator 032	.028in/200cm/155cm	[***]
PSS041	Separator 041	.035in/200cm/142cm	[***]
PSS054	Separator 054	.045in/175cm/135cm	[***]

Separator Flex

Catalog Number	Description	Specifications (OD/Wl/TL)	Unit Price ($)
PSF026	Separator Flex 026 (0.014in wire)	.022”, 155cm, 190cm
PSF032	Separator Flex 032 (0.014in wire)	.028”, 155cm, 190cm
PSF041	Separator Flex 041 (0.014in wire)	.035”, 142cm, 175cm
PSF054	Separator Flex 054 (0.014in wire)	.045”, 135cm, 175cm

Separator 3D

Catalog Number	Description	Device Diameter (mm)	Device Length (mm)	Wire Length (cm)	Aspiration Catheters	Unit Price ($)
PSS3D	Separator 3D	4.5	26	200	Reperfusion Catheters 041 and 054

Aspiration Tubing

Catalog Number	Description	Unit Price($)
PST1	Aspiration Tubing (Sterile)	[***]

Non-Sterile Penumbra System Supplies

Catalog Number	Description	Unit Price($)
PAPS1	Pump Canister Tubing, Pump Canister and Lid, Pump Filter	[***]

Penumbra Aspiration Pump

Catalog Number	Description	Unit Price($)
PAP110	110V Penumbra Aspiration Pump	[***]
PAP220	220V/230V Penumbra Aspiration Pump	[***]

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Penumbra System® MAX Intracranial Revascularization System

Penumbra System® MAX Reperfusion Catheters

Catalog Number	Description	Specifications (00/ID/Tl/WL)	Unit Price ($)
3MAXC	3MAX Reperfusion Catheter	3.8/.035in/157cm/153cm
4MAXC	4MAX Reperfusion Catheter	4.3F/.041in/143cm/139cm
4MAXC130	4MAX Reperfusion Catheter – 130	4.3F/.04iln/134cm/130cm
PSC054	5MAX Reperfusion Catheter	5.0F/.054in/175cm/132cm
PSC054L125	5MAX Reperfusion Catheter – 125	5.0F/.054in/129cm/125cm

Penumbra System® MAX Separator

Catalog Number	Description	Specifications (OD/WL/TL)	Unit Price ($)
3MAXS	3MAX Separator	.030”, 158cm, 190cm
PSF041	4MAX Separator (Separator Flex 041)	.035”, 142cm, 175cm
PSF054	5MAX Separator (Separator Flex 054)	.045”, 135cm, 175cm

Penumbra System® MAX Aspiration Tubing

Catalog Number	Description	Unit Price ($)
PST2	MAX Aspiration Tubing (Sterile)

Non-Sterile Penumbra System® MAX Supplies

Catalog Number	Description	Unit Price ($)
PAPS2	Pump Canister Tubing, Pump Canister and Lid, Pump Filter

Penumbra System® MAX Aspiration Pump Starter Pack

Catalog Number	Description	Unit Price($)
PMX220	220V/230V Penumbra MAX Aspiration Pump
PMX110	110V Penumbra MAX Aspiration Pump

Neuron™

Neuron Delivery Catheter

Catalog Number	Description	Specifications (WL/00/ID/WC)	Unit Price($)
PND6F11512	6F Neuron Delivery Catheter 115/12 Straight	115cm/12cm, 6F/5F, .053”, .035/.038”
PND6F11512M	6F Neuron Delivery Catheter 115/12 MP	115cm/12cm, 6F/5F, .053”, .035/.038”
PND6F1156	6F Neuron Delivery Catheter 115/6 Straight	115cm/6cm, 6F/5F, .053”, .035/.038”
PND6F1156M	6F Neuron Delivery Catheter 115/6 MP	115cm/6cm, 6F/5F, .053”, .035/.038”
PND6F10512	6F Neuron Delivery Catheter 105/12 Straight	105cm/12cm, 6F/5F, .053”, .035/.038”
PND6F10S12M	6F Neuron Delivery Catheter 105/12 MP	105cm/12cm, 6F/5F, .053”, .035/.038”
PND6F1056	6F Neuron Delivery Catheter 105/6 Straight	105cm/6cm, 6F/5F, .053”, .035/.038”
PND6F1056M	6F Neuron Delivery Catheter 105/6 MP	105cm/6cm, 6F/5F, .053,, .035/.038”

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Neuron 6F 070 Delivery Catheter

Catalog Number	Description	Specifications (WL/OD/ID/WC)	Unit Price ($)
PND6F070956	6F 070 Neuron Delivery Catheter 95/6 Straight	95cm/6cm, 6F/6F, .070”, .035/.038”
PND6F0700956M	6F 070 Neuron Delivery Catheter, 95/6 MP	95cm/6cm, 6F/6F, .070”, .035/.038”
PND6F0701058	6F 070 Neuron Deliver Catheter ,105/8 Straight	105cm/8cm, 6F/6F, .070”, .035/.038”
PND6F0701058M	6F 070 Neuron Deliver Catheter, 105/8 MP	105cm/8cm, 6F/6F, .070”, .035/.038”

Neuron Select Catheter

Catalog Number	Description	Specifications (WL/00/ID/WCJ	Unit Price ($)
PNS5F120H1	5F Neuron Select Catheter, 120 H1	120cm/9cm, 5F/5F, .040”, .035”/.038”
PNS5F120SIM	5F Neuron Select Catheter, 120 SIM	120cm/9cm, 5F/5F, .040”, .035”/.038”
PNS5F120BER	5F Neuron Select Catheter, 120 BER	120cm/9cm, 5F/5F, .040”, .035”/.038”
PNS5F130H1	5F Neuron Select Catheter, 130 Hl	130cm/9cm, 5F/5F, .040”, .035”/ .038 ..
PNS5F130SIM	5F Neuron Select Catheter, 130 SIM	130cm/9cm, 5F/5F, .040”, .035”/.038”
PNS5F130BER	5F Neuron Select Catheter, 130 BER	130cm/9cm, 5F/5F, .040”, .035”/.038”

Neuron MAX088 Select Catheter

Catalog Number	Working Length	Distal Flexible Zone	Proximal/ Mid/Distal Outer Diameter	Inner Diameter	Wire Compatibility	NeuronMAX Compatibility	Tip Shape	Unit Price ($)
PNS6F105H1	105cm	9cm	5.6F/6F/5F	.040”	.035/.038”	Both 8F Delivery Catheter and Long Sheath Configurations	Hl
PNS6F10SSIM	105cm	9cm	5.6F/6F/5F	.040”	.035/.038”		SIM
PNS6F105BER	105cm	9cm	5.6F/6F/5F	.040”	.035/.038”		BER
PNS6F105SIMV	105cm	9cm	5.6F/6F/5F	.040”	.035/.038”		SIM-V
PNS6F125H1	125cm	9cm	5.6F/6F/5F	.040”	.035/.038”		Hl
PNS6F125SIM	125cm	9cm	5.6F/6F/5F	.040”	.035/.038”		SIM
PNS6F125BER	125cm	9cm	5.6F/6F/5F	.040”	.035/.038”		BER
PNS6Fl25SIMV	125cm	9cm	5.6F/6F/5F	.040”	.035/.038”		SIM-V

Neuron MAX088 Large Lumen catheter

Catalog Number	Working Length	Distal Flexible Zone	Proximal and Distal OD	Inner Diameter	Wire Compatibility	Select catheter Compatibility	Tip Shape	Price ($)
PNMDSF088804	80cm	4cm	8F	.088”	.035/.038”	6F Neuron Select	Straight
PNMD8F088804M	80cm	4cm	8F	.088”	.035/.038”	6F Neuron Select	Multi-Purpose
PNMDSF088904	90cm	4cm	8F	.088”	.035/.038”	6F Neuron Select	Straight
PNMD8F088904M	90cm	4cm	8F	.088”	.035/.038”	6F Neuron Select	Multi-Purpose
PNML6F088804	80cm	4cm	8F	.088” / 6F	.035/.038”	6F Neuron Select	Straight
PNML6F088804M	80cm	4cm	8F	.088” / 6F	.035/.038”	6F Neuron Select	Multi-Purpose
PNML6F088904	90cm	4cm	8F	.088” / 6F	.035/.038”	6F Neuron Select	Straight
PNML6F088904M	90cm	4cm	8F	.088”/ 6F	.035/.038”	6F Neuron Select	Multi-Purpose

00/10/Tl/Wl: Outer Diameter/Inner Diameter/Total length/Working length

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Penumbra CoilTM 400 System

Complex Standard

Catalog	Description	Primary Diameter	Secondary Diameter	Total Length	Unit Price (¥)
4002C0306	Coil 400 Complex Standard, 3 mm x 6cm	.020”	3mm	6cm	[***]
4002C0310	Coil 400 Complex Standard, 3 mm x 10 cm	.020”	3mm	10cm	[***]
4002C0408	Coil 400 Complex Standard, 4 mm x 8cm	.020”	4mm	8cm	[***]
4002C0412	Coil 400 Complex Standard, 4 mm x 12 cm	.020”	4mm	12cm	[***]
4002C0506	Coil 400 Complex Standard, 5 mm x 6cm	.020”	5mm	6mm	[***]
4002C0510	Coil 400 Complex Standard, 5mm x 10cm	.020”	5mm	10cm	[***]
4002C0610	Coil 400 Complex Standard, 6mm x 10cm	.020”	6mm	10cm	[***]
4002C0615	Coil 400 Complex Standard, 6mm x 15cm	.020”	6mm	15cm	[***]
4002C0710	Coil 400 Complex Standard, 7mm x 10cm	.020”	7mm	10cm	[***]
4002C0715	Coil 400 Complex Standard, 7 mm x 15 cm	.020”	7mm	15cm	[***]
4002C0720	Coil 400 Complex Standard, 7mm x 20cm	.020”	7mm	20cm	[***]
4002C0815	Coil 400 Complex Standard, 8 mm x 15 cm	020”	8mm	15cm	[***]
4002C0820	Coil 400 Complex Standard, 8mm x 20cm	.020”	8mm	20cm	[***]
4002C0830	Coil 400 Complex Standard, 8mm x 30cm	.020”	8mm	30cm	[***]
4002C0915	Coil 400 Complex Standard, 9 mm x 15 cm	.020”	9mm	15cm	[***]
4002C0925	Coil 400 Complex Standard, 9mm x 25cm	.020”	9mm	25cm	[***]
4002C0935	Coil 400 Complex Standard, 9mm x 35cm	.020”	9mm	35cm	[***]
4002C1020	Coil 400 Complex Standard, 10 mm x 20 cm	.020”	10mm	20cm	[***]
4002C1030	Coil 400 Complex Standard, 10mm x 30cm	.020”	10mm	30cm	[***]
4002C1040	Coil 400 Complex Standard, 10mm x 40cm	.020”	10mm	40cm	[***]
4002C1135	Coil 400 Complex Standard, llmm x 35cm	.020”	11mm	35cm	[***]
4002C1145	Coil 400 Complex Standard, llmm x 45cm	.020”	11mm	45cm	[***]
4002C1235	Coil 400 Complex Standard, 12mm x 35cm	.020”	12mm	35cm	[***]
4002C1245	Coil 400 Complex Standard, 12mm x 45cm	.020”	12mm	45cm	[***]
4002C1335	Coil 400 Complex Standard, 13 mm x 35cm	.020”	13mm	35cm	[***]
4002C1348	Coil 400 Complex Standard, 13mm x 48cm	.020”	13mm	48cm	[***]
4002C1450	Coil 400 Complex Standard, 14mm x 50cm	.020”	14mm	50cm	[***]
4002C1557	Coil 400 Complex Standard, 15mm x 57cm	.020”	15mm	57cm	[***]
4002Cl660	Coi1 400 Complex Standard, 16mm x 60cm	.020”	16mm	60cm	[***]
4002C1857	Coil 400 Complex Standard, 18mm x 57cm	.020”	18mm	57cm	[***]
4002C2060	Coil 400 Complex Standard, 20mm x 60cm	.020”	20mm	60cm	[***]
4002C2260	Coil 400 Complex Standard, 22mm x 60cm	.020”	22mm	60cm	[***]
4002C2457	Coil 400 Complex Standard, 24mm x 57cm	.020”	24mm	57cm	[***]

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Complex Soft

Catalog	Description	Primary Diameter	Secondary Diameter	Total length	Unit Price (¥)
4004C0303	Coil 400 Complex Soft, 3 mm x 3cm	.020”	3mm	3cm	[***]
4004C0304	Coil 400 Complex Soft, 3 mm x 4cm	.020”	3mm	4cm	[***]
4004C0306	Coil 400 Complex Soft, 3 mm x 6cm	.020”	3mm	6cm	[***]
4004C0310	Coil 400 Complex Soft, 3 mm x 10cm	.020”	3mm	10cm	[***]
4004C0404	Coil 400 Complex Soft, 4 mm x 4cm	.020”	4mm	4cm	[***]
4004C0406	Coil 400 Complex Soft, 4 mm x 6cm	.020”	4mm	6cm	[***]
4004C0408	Coil 400 Complex Soft, 4 mm x 8cm	.020”	4mm	8cm	[***]
4004C0412	Coil 400 Complex Soft, 4 mm x 12cm	.020”	4mm	12cm	[***]
4004C0509	Coil 400 Complex Soft, 5mm x 9cm	.020”	5mm	9cm	[***]
4004C0513	Coil 400 Complex Soft, 5mm x 13cm	.020”	5mm	13cm	[***]
4004C0610	Coil 400 Complex Soft, 6mm x 10cm	.020”	6mm	l0cm	[***]
4004C0615	Coil 400 Complex Soft, 6mm x 15cm	.020”	6mm	15cm	[***]
4004C0620	Coil 400 Complex Soft, 6 mm x 20 cm	.020”	6mm	20cm	[***]
4004C0710	Coil 400 Complex Soft, 7 mm x 10 cm	.020”	7mm	10cm	[***]
4004C0715	Coil 400 Complex Soft, 7mm x 15cm	.020”	7mm	15cm	[***]
4004C0720	Coil 400 Complex Soft, 7mm x 20cm	.020”	7mm	20cm	[***]
4004C0815	Coil 400 Complex Soft, 8mm x 15cm	.020”	8mm	15cm	[***]
4004C0820	Coil 400 Complex Soft, 8mm x 20cm	.020”	8mm	20cm	[***]
4004C0925	Coil 400 Complex Soft, 9mm x 2Scm	.020”	9mm	25cm	[***]
4004C0935	Coil 400 Complex Soft, 9 mm x 35 cm	.020”	9mm	35cm	[***]
4004C1020	Coil 400 Complex Soft, 10mm x 20cm	.020”	10mm	20cm	[***]
4004C1030	Coil 400 Complex Soft, 10mm x 30cm	.020”	10mm	30cm	[***]
4004C1040	Coil 400 Complex Soft, 10 mm x 40 cm	.020”	10mm	40cm	[***]
4004C1135	Coil 400 Complex Soft, 11mm x 35cm	.020”	11mm	35cm	[***]
4004C1145	Coil 400 Complex Soft, 11 mm x 45 cm	.020”	11mm	45cm	[***]
4004C1235	Coil 400 Complex Soft, 12mm x 35cm	.020”	12mm	35cm	[***]
4004C1245	Coil 400 Complex Soft, 12 mm x 45 cm	.020”	12mm	45cm	[***]
4004C1335	Coil 400 Complex Soft, 13mm x 35cm	.020”	13mm	35cm	[***]
4004C1348	Coil 400 Complex Soft, 13 mm x 48 cm	.020”	13mm	48mm	[***]
4004C1440	Coil 400 Complex Soft, 14mm x 40cm	.020”	14mm	40cm	[***]
4004C1545	Coil 400 Complex Soft, 15 mm x 45 cm	.020”	15mm	45cm	[***]
4004C1645	Coil 400 Complex Soft, 16mm x 45cm	.020”	16mm	45cm	[***]

J Soft

Catalog	Description	Primary Diameter	Total Length	Unit Price (¥)
4004J7	Coil 400 J, 7cm	.020”	7cm	[***]
4004J10	Coil 400 J, 10cm	.020”	10cm	[***]
4004Jl5	Coil 400 J, 15cm	.020”	15cm	[***]

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Curve Extra Soft

Catalog	Description	Primary Diameter	Secondary Diameter	Total Length	Unit Price (¥)
4006U0201	Coil 400 Curve Extra Soft, 2mm x 1cm	.020”	2mm	1cm	[***]
4006U0202	Coil 400 Curve Extra Soft, 2mm x 2cm	.020”	2mm	2cm	[***]
4006U0203	Coil 400 Curve Extra Soft, 2mm x 3cm	.020”	2mm	3cm	[***]
4006U0204	Coil 400 Curve Extra Soft, 2mm x 4cm	.020”	2mm	4cm	[***]
4006U0302	Coil 400 Curve Extra Soft, 3mm x 2cm	.020”	3mm	2cm	[***]
4006U0303	Coil 400 Curve Extra Soft, 3mm x 3cm	.020”	3mm	3cm	[***]
4006U0304	Coil 400 Curve Extra Soft, 3mm x 4cm	.020”	3mm	4cm	[***]
4006U0305	Coil 400 Curve Extra Soft, 3mm x 5cm	.020”	3mm	5cm	[***]
4006U0306	Coil 400 Curve Extra Soft, 3mm x 6cm	.020”	3mm	6cm	[***]
4006U0308	Coil 400 Curve Extra Soft, 3mm x 8cm	.020”	3mm	8cm	[***]
4006U0310	Coil 400 Curve Extra Soft, 3 mm x 10cm	.020”	3mm	10cm	[***]
4006U0404	Coil 400 Curve Extra Soft, 4mm x 4cm	.020”	4mm	4cm	[***]
4006U0406	Coil 400 Curve Extra Soft, 4mm x 6cm	.020”	4mm	6cm	[***]
4006U0408	Coil 400 Curve Extra Soft, 4mm x 8cm	.020”	4mm	8cm	[***]
4006U0410	Coil 400 Curve Extra Soft, 4 mm x 10cm	.020”	4mm	10cm	[***]

Detachment Handle and Catheter

Catalog	Description	Unit Price (¥)
DH1	Coil Detachment Handle	[***]
DHS	Coil Detachment Handle – 5 Pack	[***]

Penumbra Delivery Microcatheters

PX 400™ Delivery Microcatheter

Catalog	Description	Unit Price (¥)
PX40045	PX400, 45°	[***]
PX40090	PX400, 90°	[***]
PX400J	PX400, J	[***]
PX400STR	PX400, Straight	[***]

PX SLIM™ Delivery Microcatheter

Catalog	Description	Unit Price (¥)
PXSLIMSTR	PXSLIM Delivery Catheter – Straight (150cm)
PXSLIM045	PXSLIM Delivery Catheter – 45 (150cm)
PXSLIM090	PXSLIM Delivery Catheter – 90 (150cm)
PXSLIM130	PXSLIM Delivery Catheter – 130 (J) (150cm)
PXSLIM160STR	PX SLIM Delivery Catheter – Straight (160cm)
PXSLIM160045	PX SLIM Delivery Catheter – 45 (160cm)
PXSLIM160090	PX SLIM Delivery Catheter – 90° (160cm)
PXSLIM160130	PX SLIM Delivery Catheter – 130° (J) (160cm)

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Velocity™ Delivery Microcatheter

Catalog	Description	Unit Price (¥)
VEL150STR	Velocity Delivery Catheter– Straight (150cm)
VEL150045	Velocity Delivery Catheter – 45 (150cm)
VEL150090	Velocity Delivery Catheter – go (150cm)
VEL150130	Velocity Delivery Catheter – 130 (150cm)
VEL160STR	Velocity Delivery Catheter– Straight (160cm)
VEL160045	Velocity Delivery Catheter – 45 (160cm)
VEL160090	Velocity Delivery Catheter – 90 (160cm)
VEL160130	Velocity Delivery Catheter– 130 (160cm)

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 4 DISTRIBUTION AGREEMENT

BETWEEN

PENUMBRA, INC.

AND

MEDICO’S HIRATA INC.

THIS AMENDMENT NO. 4 TO DISTRIBUTION AGREEMENT (“Amendment No. 4”) is made and entered into as of the 1st day of May 2013 (the “Effective Date”), by and between Penumbra, Inc., a corporation organized under the laws of Delaware, USA, with offices at 1351 Harbor Bay Parkway, Alameda, California, USA (“Penumbra”), and Medico’s Hirata Inc. (“Distributor”), a corporation organized under the laws of Japan, with a registered office at 3-3-18 Dojima, Kita-Ku, Osaka, Japan.

WHEREAS, Penumbra and Distributor entered into a Distribution Agreement dated August 2, 2009, as amended by Amendment No. 1 thereto dated June 17, 2010, Amendment No. 2 thereto dated September 16, 2011, and Amendment No. 3 thereto dated August 22, 2012 (the “Amended Distribution Agreement”); and

WHEREAS, Penumbra and Distributor wish to amend the Amended Distribution Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and intending to be legally bound hereby the parties mutually agree as follows:

1.	Exhibit A to this Amendment No. 4 replaces Exhibit A to the Amended Distribution Agreement.

2.	The Amended Distribution Agreement is hereby amended by adding the following as Section 2(e):

“(e) Liberty Stent Trial. Penumbra is conducting the clinical trial entitled: “CLP 5038: The Penumbra Liberty Trial: Safety and Effectiveness in the Treatment of Wide-Neck Intracranial Aneurysms” (the “Liberty Trial”) in order to obtain approval of its Liberty Stent device from the United States Food and Drug Administration. The Liberty Trial will include a limited number of sites in Japan to facilitate approval of the Liberty Stent device in Japan. Distributor agrees to provide its regulatory and clinical resources as necessary to cooperate with Penumbra as necessary to conduct the clinical trial at the sites designated in Japan, and Penumbra agrees to bear certain costs related to enrolling and monitoring patients in the Liberty Trial. Distributor will conduct the clinical trial of the Liberty Stent device in Japan in order to obtain the Shonin Approval of the Japan Pharmaceuticals and Medical Devices Agency (“PMDA”) and other necessary Approvals with respect to the Liberty Stent device, and Penumbra agrees to provide its regulatory and clinical

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

1

resources as necessary to conduct the clinical trial at the sites in Japan and to support certain costs related to enrolling and monitoring patients enrolled in the Liberty Trial in Japan, as follows:

(i)	Penumbra will supply at no cost to Distributor all Liberty Stents, Penumbra coils, PX 400 catheters, and detachment handles necessary to conduct the procedures required by the Liberty Trial protocol for each patient enrolled in the Liberty Trial in Japan;

(ii)	Penumbra will pay the per-patient research fee negotiated with each site in Japan, provided that Penumbra shall first have reviewed and approved the contract and fees for each such site;

(iii)	Penumbra reserves the right to perform all clinical monitoring functions required by the Liberty Study. If Clinical Research Organization (“CRO”) is retained to perform such function, Penumbra will pay the clinical monitoring costs for all patients enrolled in the Liberty Trial in Japan who are monitored by the CRO, provided that Penumbra shall first have reviewed and approved the contract with the fees and expenses payable to such CRO;

(iv)	Penumbra will bear the consultation and filing fee payable to PMDA. Upon execution of this Amendment No. 4, Penumbra will pay the amounts required for the consultation and filing fee to Distributor and Distributor will in turn pay to PMDA the amount of the consultation in advance and the amount of the fee for filing the application for Shonin Approval.

(v)	Penumbra and Distributor will share equally all expenses payable to third parties in connection with any Post Market Surveillance Study that may be required by the Japanese regulatory authorities for the Liberty Stent after it is approved in Japan.

(vi)	The matters and contents of the cooperation to be made between Penumbra and Distributor and the support to be made by Distributor to Penumbra for conducting the clinical operations in Japan shall be consulted and agreed between Penumbra and Distributor which agreement is set forth in Attachment 1 hereto.

3.	In all other respects, the Amended Distribution Agreement is ratified, confirmed and approved.

[Signature Page Follows]

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

2

IN WITNESS WHEREOF, the parties hereto have signed this Agreement.

MEDICO’S HIRATA, INC.:

By:	/s/ Masataka Hirata

Title:	Masataka Hirata, President

PENUMBRA, INC.:

By:	/s/ James Pray

James Pray, President

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

3

Exhibit A – Products and Pricing

Reperfusion Catheters

Catalog Number	Description	Specifications (OD/ID/TL/WL)	Unit Price ($)
PSC026	Reperfusion Catheter 026	2.8F/.026in/154cm/150cm	[***]
PSC032	Reperfusion Catheter 032	3.4F/.032in/154cm/150cm	[***]
PSC041	Reperfusion Catheter 041	4.1F/.041in/141cm/137cm	[***]
PSC054	Reperfusion Catheter 054	5.0F/.054in/136cm/132cm	[***]

Separator™

Catalog Number	Description	Specifications (OD/TL/WL)	Unit Price ($)
PSS026	Separator 026	.022in/200cm/155cm	[***]
PSS032	Separator 032	.028in/200cm/155cm	[***]
PSS041	Separator 041	.035in/200cm/142cm	[***]
PSS054	Separator 054	.045in/175cm/135cm	[***]

Separator Flex

Catalog Number	Description	Specifications (OD/WL/TL)	Unit Price ($)
PSF026	Separator Flex 026 (0.014in wire)	.022”, 155cm, 190cm	[***]
PSF032	Separator Flex 032 (0.014in wire)	.028”, 155cm, 190cm	[***]
PSF041	Separator Flex 041 (0.014in wire)	.035”, 142cm, 175cm	[***]
PSF054	Separator Flex 054 (0.014in wire)	.045”, 135cm, 175cm	[***]

Separator 3D

Catalog Number	Description	Device Diameter (mm)	Device length (mm)	Wire length (cm)	Aspiration Catheters	Unit Price ($)
PSS3D	Separator 3D	4.5	26	200	Reperfusion Catheters 041 and 054

Aspiration Tubing

Catalog Number	Description	Unit Price ($)
PST1	Aspiration Tubing (Sterile)	[***]

Non-Sterile Penumbra System Supplies

Catalog Number	Description	Unit Price ($)
PAPS1	Pump Canister Tubing, Pump Canister and Lid, Pump Filter	[***]

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

4

Penumbra Aspiration Pump

Catalog Number	Description	Unit Price ($)
PAP110	110V Penumbra Aspiration Pump	[***]
PAP220	220V/230V Penumbra Aspiration Pump	[***]

Penumbra System® MAX Intracranial Revascularization System

Penumbra System® MAX Reperfusion Catheters

Catalog Number	Description	Specifications (OD/ID/TL/WL)	Unit Price ($)
3MAXC	3MAX Reperfusion Catheter	3.8/.035in/157cm/153cm	[***]
4MAXC	4MAX Reperfusion Catheter	4.3F/.041in/143cm/139cm	[***]
4MAXC130	4MAX Reperfusion Catheter – 130	4.3F/.041in/134cm/130cm	[***]
PSC054	5MAX Reperfusion Catheter	5.0F/.054in/175cm/132cm	[***]
PSC054L125	5MAX Reperfusion Catheter - 125	5.0F/.054in/129cm/125cm	[***]

Penumbra System® MAX Separator

Catalog Number	Description	Specifications (OD/WL/TL)	Unit Price ($)
3MAXS	3MAX Separator	.030”, 158cm, 190cm	[***]
PSF041	4MAX Separator (Separator Flex 041)	.035”, 142cm, 175cm	[***]
PSF054	5MAX Separator (Separator Flex 054)	.045”, 135cm, 175cm	[***]

Penumbra System® MAX Aspiration Tubing

Catalog Number	Description	Unit Price ($)
PST2	MAX Aspiration Tubing (Sterile)	[***]

Non-Sterile Penumbra System® MAX Supplies

Catalog Number	Description	Unit Price ($)
PAPS2	Pump Canister Tubing, Pump Canister and Lid, Pump Filter

Penumbra System® MAX Aspiration Pump Starter Pack

Catalog Number	Description	Unit Price ($)
PMX220	220V/230V Penumbra MAX Aspiration Pump
PMX110	110V Penumbra MAX Aspiration Pump

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

5

Neuron™

Neuron Delivery Catheter

Catalog Number	Description	Specifications (WL/OD/ID/WC)	Unit Price ($)
PND6F11512	6F Neuron Delivery Catheter 115/12 Straight	115cm/12cm, 6F/5F, .053”, .035/.038”
PND6F11512M	6F Neuron Delivery Catheter 115/12 MP	115cm/12cm, 6F/5F, .053”, .035/.038”
PND6F1156	6F Neuron Delivery Catheter 115/6 Straight	115cm/6cm, 6F/5F, .053”, .035/.038”
PND6F1156M	6F Neuron Delivery Catheter 115/6 MP	115cm/6cm, 6F/5F, .053”, .035/.038”
PND6F10512	6F Neuron Delivery Catheter 105/12 Straight	105cm/12cm, 6F/5F, .053”, .035/.038”
PND6F10512M	6F Neuron Delivery Catheter 105/12 MP	105cm/12cm, 6F/5F, .053”, .035/.038”
PND6F1056	6F Neuron Delivery Catheter 105/6 Straight	105cm/6cm, 6F/5F, .053”, .035/.038”
PND6F1056M	6F Neuron Delivery Catheter 105/6 MP	105cm/6cm, 6F/5F, .053”, .035/.038”

Neuron 6F 070 Delivery Catheter

Catalog Number	Description	Specifications (WL/OD/ID/WC)	Unit Price ($)
PND6F070956	6F 070 Neuron Delivery Catheter 95/6 Straight	95cm/6cm, 6F/6F, .070”, .035/.038”
PND6F0700956M	6F 070 Neuron Delivery Catheter, 95/6 MP	95cm/6cm, 6F/6F, .070”, .035/.038”
PND6F0701058	6F 070 Neuron Deliver Catheter ,105/8 Straight	105cm/8cm, 6F/6F, .070”, .035/.038”
PND6F0701058M	6F 070 Neuron Deliver Catheter, 105/8 MP	105cm/8cm, 6F/6F, .070”, .035/.038”

Neuron Select Catheter

Catalog Number	Description	Specifications (WL/OD/ID/WC)	Unit Price ($)
PNS5F120H1	5F Neuron Select Catheter, 120 H1	120cm/9cm, 5F/5F, .040”, .035”/.038”
PNS5F120SIM	5F Neuron Select Catheter, 120 SIM	120cm/9cm, 5F/5F, .040”, .035”/.038”
PNS5F120BER	5F Neuron Select Catheter, 120 BER	120cm/9cm, 5F/5F, .040”, .035”/.038”
PNS5F130H1	5F Neuron Select Catheter, 130 H1	130cm/9cm, 5F/5F, .040”, .035”/.038”
PNS5F130SIM	5F Neuron Select Catheter, 130 SIM	130cm/9cm, 5F/5F, .040”, .035”/.038”
PNS5F130BER	5F Neuron Select Catheter, 130 BER	130cm/9cm, 5F/5F, .040”, .035”/.038”

Neuron MAX088 Select Catheter

Catalog Number	Working Length	Distal Flexible Zone	Proximal/ Mid/Distal Outer Diameter	Inner Diameter	Wire Compatibility	NeuronMAX Compatibility	Tip Shape	Unit Price ($)
PNS6F105H1	105 cm	9 cm	5.6F/6F/5F	.040”	.035/.038”	Both 8F Delivery Catheter and 6F Long Sheath Configurations	H1
PNS6F105SIM	105 cm	9 cm	5.6F/6F/5F	.040”	.035/.038”		SIM
PNS6F105BER	105 cm	9 cm	5.6F/6F/5F	.040”	.035/.038”		BER
PNS6F105SIMV	105 cm	9 cm	5.6F/6F/5F	.040”	.035/.038”		SIM-V
PNS6F125H1	125 cm	9 cm	5.6F/6F/5F	.040”	.035/.038”		H1
PNS6F125SIM	125 cm	9 cm	5.6F/6F/5F	.040”	.035/.038”		SIM
PNS6F125BER	125 cm	9 cm	5.6F/6F/5F	.040”	.035/.038”		BER
PNS6F125SIMV	125 cm	9 cm	5.6F/6F/5F	.040”	.035/.038”		SIM-V

Neuron MAX088 Large Lumen Catheter

Catalog Number	Working Length	Distal Flexible Zone	Proximal and Distal OD	Inner Diameter	Wire Compatibility	Select Catheter Compatibility	Tip Shape	Unit Price ($)
PNMD8F088804	80 cm	4 cm	8F	.088”	.035/.038”	6F Neuron Select	Straight
PNMD8F088804M	80 cm	4 cm	8F	.088”	.035/.038”	6F Neuron Select	Multi-Purpose
PNMD8F088904	90 cm	4 cm	8F	.088”	.035/.038”	6F Neuron Select	Straight
PNMD8F088904M	90 cm	4 cm	8F	.088”	.035/.038”	6F Neuron Select	Multi-Purpose
PNML6F088804	80 cm	4 cm	8F	.088” / 6F	.035/.038”	6F Neuron Select	Straight
PNML6F088804M	80 cm	4 cm	8F	.088” / 6F	.035/.038”	6F Neuron Select	Multi-Purpose
PNML6F088904	90 cm	4 cm	8F	.088” / 6F	.035/.038”	6F Neuron Select	Straight
PNML6F088904M	90 cm	4 cm	8F	.088” / 6F	.035/.038”	6F Neuron Select	Multi-Purpose

OD/ID/TL/WL: Outer Diameter/Inner Diameter/Total Length/Working Length

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

6

Penumbra Coil™ 400 System

Complex Standard

Catalog	Description	Primary Diameter	Secondary Diameter	Total Length	Unit Price (¥)
4002C0306	Coil 400 Complex Standard, 3 mm x 6 cm	.020”	3mm	6cm	[***]
4002C0310	Coil 400 Complex Standard, 3 mm x 10 cm	.020”	3mm	10cm	[***]
4002C0408	Coil 400 Complex Standard, 4 mm x 8 cm	.020”	4mm	8cm	[***]
4002C0412	Coil 400 Complex Standard, 4 mm x 12 cm	.020”	4mm	12cm	[***]
4002C0506	Coil 400 Complex Standard, 5 mm x 6 cm	.020”	5mm	6mm	[***]
4002C0510	Coil 400 Complex Standard, 5mm x 10cm	.020”	5mm	10cm	[***]
4002C0610	Coil 400 Complex Standard, 6mm x 10cm	.020”	6mm	10cm	[***]
4002C0615	Coil 400 Complex Standard, 6mm x 15cm	.020”	6mm	15cm	[***]
4002C0710	Coil 400 Complex Standard, 7mm x 10cm	.020”	7mm	10cm	[***]
4002C0715	Coil 400 Complex Standard, 7 mm x 15 cm	.020”	7mm	15cm	[***]
4002C0720	Coil 400 Complex Standard, 7mm x 20cm	.020”	7mm	20cm	[***]
4002C0815	Coil 400 Complex Standard, 8 mm x 15 cm	020”	8mm	15cm	[***]
4002C0820	Coil 400 Complex Standard, 8mm x 20cm	.020”	8mm	20cm	[***]
4002C0830	Coil 400 Complex Standard, 8mm x 30cm	.020”	8mm	30cm	[***]
4002C0915	Coil 400 Complex Standard, 9 mm x 15 cm	.020”	9mm	15cm	[***]
4002C0925	Coil 400 Complex Standard, 9mm x 25cm	.020”	9mm	25cm	[***]
4002C0935	Coil 400 Complex Standard, 9mm x 35cm	.020”	9mm	35cm	[***]
4002C1020	Coil 400 Complex Standard, 10 mm x 20 cm	.020”	10mm	20cm	[***]
4002C1030	Coil 400 Complex Standard, 10mm x 30cm	.020”	10mm	30cm	[***]
4002C1040	Coil 400 Complex Standard, 10mm x 40cm	.020”	10mm	40cm	[***]
4002C1135	Coil 400 Complex Standard, 11mm x 35cm	.020”	11mm	35cm	[***]
4002C1145	Coil 400 Complex Standard, 11mm x 45cm	.020”	11mm	45cm	[***]
4002C1235	Coil 400 Complex Standard, 12mm x 35cm	.020”	12mm	35cm	[***]
4002C1245	Coil 400 Complex Standard, 12mm x 45cm	.020”	12mm	45cm	[***]
4002C1335	Coil 400 Complex Standard, 13 mm x 35 cm	.020”	13mm	35cm	[***]
4002C1348	Coil 400 Complex Standard, 13mm x 48cm	.020”	13mm	48cm	[***]
4002C1450	Coil 400 Complex Standard, 14mm x 50cm	.020”	14mm	50cm	[***]
4002C1557	Coil 400 Complex Standard, 15mm x 57cm	.020”	15mm	57cm	[***]
4002C1660	Coil 400 Complex Standard, 16mm x 60cm	.020”	16mm	60cm	[***]
4002C1857	Coil 400 Complex Standard, 18mm x 57cm	.020”	18mm	57cm	[***]
4002C2060	Coil 400 Complex Standard, 20mm x 60cm	.020”	20mm	60cm	[***]
4002C2260	Coil 400 Complex Standard, 22mm x 60cm	.020”	22mm	60cm	[***]
4002C2457	Coil 400 Complex Standard, 24mm x 57cm	.020”	24mm	57cm	[***]

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

7

Complex Soft

Catalog	Description	Primary Diameter	Secondary Diameter	Total Length	Unit Price (¥)
4004C0303	Coil 400 Complex Soft, 3 mm x 3 cm	.020”	3mm	3cm	[***]
4004C0304	Coil 400 Complex Soft, 3 mm x 4 cm	.020”	3mm	4cm	[***]
4004C0306	Coil 400 Complex Soft, 3 mm x 6 cm	.020”	3mm	6cm	[***]
4004C0310	Coil 400 Complex Soft, 3 mm x 10 cm	.020”	3mm	10cm	[***]
4004C0404	Coil 400 Complex Soft, 4 mm x 4 cm	.020”	4mm	4cm	[***]
4004C0406	Coil 400 Complex Soft, 4 mm x 6 cm	.020”	4mm	6cm	[***]
4004C0408	Coil 400 Complex Soft, 4 mm x 8 cm	.020”	4mm	8cm	[***]
4004C0412	Coil 400 Complex Soft, 4 mm x 12 cm	.020”	4mm	12cm	[***]
4004C0509	Coil 400 Complex Soft, 5mm x 9cm	.020”	5mm	9cm	[***]
4004C0513	Coil 400 Complex Soft, 5mm x 13cm	.020”	5mm	13cm	[***]
4004C0610	Coil 400 Complex Soft, 6mm x 10cm	.020”	6mm	10cm	[***]
4004C0615	Coil 400 Complex Soft, 6mm x 15cm	.020”	6mm	15cm	[***]
4004C0620	Coil 400 Complex Soft, 6 mm x 20 cm	.020”	6mm	20cm	[***]
4004C0710	Coil 400 Complex Soft, 7 mm x 10 cm	.020”	7mm	10cm	[***]
4004C0715	Coil 400 Complex Soft, 7mm x 15cm	.020”	7mm	15cm	[***]
4004C0720	Coil 400 Complex Soft, 7mm x 20cm	.020”	7mm	20cm	[***]
4004C0815	Coil 400 Complex Soft, 8mm x 15cm	.020”	8mm	15cm	[***]
4004C0820	Coil 400 Complex Soft, 8mm x 20cm	.020”	8mm	20cm	[***]
4004C0925	Coil 400 Complex Soft, 9mm x 25cm	.020”	9mm	25cm	[***]
4004C0935	Coil 400 Complex Soft, 9 mm x 35 cm	.020”	9mm	35cm	[***]
4004C1020	Coil 400 Complex Soft, 10mm x 20cm	.020”	10mm	20cm	[***]
4004C1030	Coil 400 Complex Soft, 10mm x 30cm	.020”	10mm	30cm	[***]
4004C1040	Coil 400 Complex Soft, 10 mm x 40 cm	.020”	10mm	40cm	[***]
4004C1135	Coil 400 Complex Soft, 11mm x 35cm	.020”	11mm	35cm	[***]
4004C1145	Coil 400 Complex Soft, 11 mm x 45 cm	.020”	11mm	45cm	[***]
4004C1235	Coil 400 Complex Soft, 12mm x 35cm	.020”	12mm	35cm	[***]
4004C1245	Coil 400 Complex Soft, 12 mm x 45 cm	.020”	12mm	45cm	[***]
4004C1335	Coil 400 Complex Soft, 13mm x 35cm	.020”	13mm	35cm	[***]
4004C1348	Coil 400 Complex Soft, 13 mm x 48 cm	.020”	13mm	48mm	[***]
4004C1440	Coil 400 Complex Soft, 14mm x 40cm	.020”	14mm	40cm	[***]
4004C1545	Coil 400 Complex Soft, 15 mm x 45 cm	.020”	15mm	45cm	[***]
4004C1645	Coil 400 Complex Soft, 16mm x 45cm	.020”	16mm	45cm	[***]

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

8

J Soft

Catalog	Description	Primary Diameter	Total Length	Unit Price (¥)
4004J7	Coil 400 J, 7cm	.020”	7cm	[***]
4004J10	Coil 400 J, 10cm	.020”	10cm	[***]
4004J15	Coil 400 J, 15cm	.020”	15cm	[***]

Curve Extra Soft

Catalog	Description	Primary Diameter	Secondary Diameter	Total Length	Unit Price (¥)
4006U0201	Coil 400 Curve Extra Soft, 2mm x 1cm	.020”	2mm	1cm	[***]
4006U0202	Coil 400 Curve Extra Soft, 2mm x 2cm	.020”	2mm	2cm	[***]
4006U0203	Coil 400 Curve Extra Soft, 2mm x 3cm	.020”	2mm	3cm	[***]
4006U0204	Coil 400 Curve Extra Soft, 2mm x 4cm	.020”	2mm	4cm	[***]
4006U0302	Coil 400 Curve Extra Soft, 3mm x 2cm	.020”	3mm	2cm	[***]
4006U0303	Coil 400 Curve Extra Soft, 3mm x 3cm	.020”	3mm	3cm	[***]
4006U0304	Coil 400 Curve Extra Soft, 3mm x 4cm	.020”	3mm	4cm	[***]
4006U0305	Coil 400 Curve Extra Soft, 3mm x 5cm	.020”	3mm	5cm	[***]
4006U0306	Coil 400 Curve Extra Soft, 3mm x 6cm	.020”	3mm	6cm	[***]
4006U0308	Coil 400 Curve Extra Soft, 3mm x 8cm	.020”	3mm	8cm	[***]
4006U0310	Coil 400 Curve Extra Soft, 3 mm x 10 cm	.020”	3mm	10cm	[***]
4006U0404	Coil 400 Curve Extra Soft, 4mm x 4cm	.020”	4mm	4cm	[***]
4006U0406	Coil 400 Curve Extra Soft, 4mm x 6cm	.020”	4mm	6cm	[***]
4006U0408	Coil 400 Curve Extra Soft, 4mm x 8cm	.020”	4mm	8cm	[***]
4006U0410	Coil 400 Curve Extra Soft, 4 mm x 10 cm	.020”	4mm	10cm	[***]

Detachment Handle and Catheter

Catalog	Description	Unit Price (¥)
DH1	Coil Detachment Handle	[***]
DH5	Coil Detachment Handle – 5 Pack	[***]

Penumbra Delivery Microcatheters

PX 400™ Delivery Microcatheter

Catalog	Description	Unit Price (¥)
PX40045	PX400, 45°	[***]
PX40090	PX400, 90°	[***]
PX400J	PX400, J	[***]
PX400STR	PX400, Straight	[***]

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

9

PX SLIM™ Delivery Microcatheter

Catalog	Description	Unit Price (¥)
PXSLIMSTR	PXSLIM Delivery Catheter – Straight (150cm)	[***]
PXSLIM045	PXSLIM Delivery Catheter - 45 (150cm)	[***]
PXSLIM090	PXSLIM Delivery Catheter - 90 (150cm)	[***]
PXSLIM130	PXSLIM Delivery Catheter – 130 (J) (150cm)	[***]
PXSLIM160STR	PX SLIM Delivery Catheter - Straight (160cm)	[***]
PXSLIM160045	PX SLIM Delivery Catheter - 45 (160cm)	[***]
PXSLIM160090	PX SLIM Delivery Catheter - 90° (160cm)	[***]
PXSLIM160130	PX SLIM Delivery Catheter - 130° (J ) (160cm)	[***]

Velocity™ Delivery Microcatheter

Catalog	Description	Unit Price (¥)
VEL150STR	Velocity Delivery Catheter – Straight (150cm)
VEL150045	Velocity Delivery Catheter – 45 (150cm)
VEL150090	Velocity Delivery Catheter – 90 (150cm)
VEL150130	Velocity Delivery Catheter – 130 (150cm)
VEL160STR	Velocity Delivery Catheter – Straight (160cm)
VEL160045	Velocity Delivery Catheter – 45 (160cm)
VEL160090	Velocity Delivery Catheter – 90 (160cm)
VEL160130	Velocity Delivery Catheter – 130 (160cm)

Liberty™ Intracranial Stent System

Catalog	Description	Specifications (Expanded O.D./Length/Twist)	Unit Price (¥)
HU3020PRIM	Liberty 3.0 x 20 mm, Primary	3.0mm/20mm/Primary
HU3035PRIM	Liberty 3.0 x 35 mm, Primary	3.0mm/35mm/Primary
HU3520PRIM	Liberty 3.5 x 20 mm, Primary	3.5mm/20mm/Primary
HU3535PRIM	Liberty 3.5 x 35 mm, Primary	3.5mm/35mm/Primary
HU4025PRIM	Liberty 4.0 x 25 mm, Primary	4.0mm/25mm/Primary
HU4045PRIM	Liberty 4.0 x 45 mm, Primary	4.0mm/45mm/Primary
HU4525PRIM	Liberty 4.5 x 25 mm, Primary	4.5mm/25mm/Primary
HU4545PRIM	Liberty 4.5 x 45 mm, Primary	4.5mm/45mm/Primary
HU5025PRIM	Liberty 5.0 x 25 mm, Primary	5.0mm/25mm/Primary
HU5045PRIM	Liberty 5.0 x 45 mm, Primary	5.0mm/45mm/Primary

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.

10

Attachment I Task Responsibility

Penumbra will appoint Medico’s Hirata as an In-Country Care-taker prescribed in Article 15 of Ministerial Ordinance on Good Clinical Practice for Medical Devices Ordinance of the MHLW No.36(March 23, 2005). Medico’s Hirata, as the In-Country Care-taker, will take procedures related to request for clinical trial in Japan and submit the notification of clinical trial plan to the Minister of MHLW according to the ordinance.

Responsibility for each task is as follows (¡: responsible)

MH bears the expenses for translation from English to Japanese and interpretation.

PI bears the expenses for translation from Japanese to English (for FDA issues).

No.	Necessary Tasks	Penumbra	Medicos Hirata
Pre-trial preparation
1	Confirmation of non-clinical testing status	¡	¡
2	Investigation of past shonin approval(s) and similar device(s)		¡
3	Clinical Investigation Plan	¡	(Translation/Review)
4	CRF (Case Report Form)	¡	(Translation/Review)
5	Informed Consent Form	¡	(Translation/Review)
6	Investigator’s Brochure	¡	(Translation/Review)
7	Pre-meeting with PMDA	¡	¡
8	Investigation of past trial(s) and similar device(s). Investigation of domestic and foreign results	Investigation of foreign results	Domestic investigation
9	Preparation for SOP for GCP, other SOPs and system establishment	¡	(Translation)
10	Verification of protocol, SOP for JGCP and etc. (Acceptance to Japan)		¡
11	Clinical trial consultation meeting with PMDA	¡	¡
12	Preliminary investigation of Principal Investigators		¡
13	Investigation of possible investigation sites (Selection and requirement exploration)	¡	¡
14	Discussion about the contents of Protocol, IC and CRF with Investigators.		¡
15	Preparation and submission of the notification of clinical trial plan, Response to inquiries from PMDA.		¡
16	Enrollment in insurance for investigational devices (establishment of compensation system)	¡
Request to sites and contract
17	Preparation and submission of a clinical trial request form and necessary documents for IRB		¡
18	Review by IRB and related tasks		¡
19	Contract conclusion	¡	(Document preparation)
20	Explanation about Protocol and trial regulatory procedures, Obtaining agreement		¡
21	Explanation of device usage and handling precautions (hospital workers concerned)	¡	(Support)
22	Provision of investigational devices to Investigational Device Administrator (including provision of related documents)		¡
Tasks during clinical investigation
23	CRFs collection, initial check and status review		¡
24	SDV (Source Data Verification)	¡	(Interpretation)
25	Confirmation of documents that investigation sites and PIs must keep		¡
26	Investigation of Adverse Events		¡
27	Preparation of Adverse Event reports	¡ (FDA)	¡ (PMDA)
28	Necessary tasks for compensation and recompense	¡
29	Auditing of the Clinical trial	¡	(Interpretation)
30	Contract termination procedures		¡
31	Collection of investigational devices		¡
DM/Analysis
32	Data entry	¡
33	Coding and cleaning, Data-set creation	¡
34	Preparation of Analysis Report	¡
35	Preparation of Clinical Investigation Report	¡	Translation
Application submission for approval
39	Preparation and submission of Shonin application, Response to inquiries		¡
40	GCP Audit and related tasks	¡ (FDA)	¡ (PMDA)

*	Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission.